UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

QUOVADX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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May 9, 2005
Dear Stockholder:
      It is our pleasure to invite you to the 2005 Annual Meeting of Stockholders of Quovadx, Inc. We will hold the meeting on Thursday, June 23, 2005, at 9:00 a.m., local time, at The Plaza Events Center, Plaza IV, located at 6400 South Fiddler’s Green Circle, Englewood, Colorado 80111. During the Annual Meeting, we will vote on each item of business described in the Notice of Annual Meeting and Proxy Statement and give a report on the Company’s business operations. There will also be time for questions.
      The enclosed Notice of Annual Meeting and Proxy Statement describe the proposals to be considered and voted on at the Annual Meeting.
      We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please vote your shares using any of the following methods: vote by telephone or the Internet, as described in the instructions you receive; complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope; or vote in person at the meeting. Even if you plan to attend the meeting, you should vote by one of the other methods prior to the meeting.
      On behalf of our Board of Directors and senior management of Quovadx, We would like to express our appreciation for your support of and interest in the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,	Sincerely,
Jeffrey M. Krauss Chairman of the Board of Directors	Harvey A. Wagner President and Chief Executive Officer

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
To our Stockholders:
      You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Quovadx, Inc. The meeting will be held at the Plaza Events Center, Plaza IV, located at 6400 South Fiddler’s Green Circle, Englewood, Colorado 80111 on Thursday, June 23, 2005, for the following purposes:

1. To elect three Class III directors to serve for a three-year term that expires at the 2008 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

3. To transact any other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.
      The foregoing items of business are more fully described in the proxy statement accompanying this Notice.
      The meeting will begin promptly at 9:00 a.m., local time, and check-in will begin at 8:30 a.m., local time. Only holders of record of shares of Quovadx common stock (Nasdaq: QVDX) at the close of business on the record date, April 25, 2005, are entitled to notice of and to vote at the meeting and any postponements or adjournments of the meeting.
      For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder, for any purpose germane to the meeting, during normal business hours at our corporate headquarters located at 6400 South Fiddler’s Green Circle, Suite 1000, Englewood, Colorado 80111. This list also will be made available for inspection at the meeting.

By order of the Board of Directors,

Linda K. Wackwitz
Secretary
Englewood, Colorado
May 9, 2005
YOUR VOTE IS IMPORTANT!
PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE
BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Page

GENERAL INFORMATION	1
QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1
When and where is the meeting?	1
Why I am receiving these proxy materials?	1
What is the purpose of the annual meeting?	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	2
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	2
What items of business will be voted on at the meeting?	2
How does the Board of Directors recommend that I vote?	2
What shares can I vote at the meeting?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
How can I vote my shares without attending the meeting?	3
How can I vote my shares in person at the meeting?	4
Can I change my vote?	4
Who can help answer my questions?	4
Is my vote confidential?	4
What vote is required to approve each item and how are votes counted?	4
What is a “broker non-vote”?	5
How are “broker non-votes” counted?	5
How are abstentions counted?	5
What happens if additional matters are presented at the meeting?	5
Who will serve as inspector of election?	6
What should I do in the event that I receive more than one set of proxy/voting materials?	6
Who is soliciting my vote and who will bear the costs of this solicitation?	6
Where can I find the voting results of the meeting?	6
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	6
PROPOSAL ONE — ELECTION OF DIRECTORS	8
Class III Director Nominees — Term Expiring in 2008	8
Vote Required and Recommendation of the Board of Directors	8
Information Concerning the Nominees and Continuing Directors	8
Security Ownership of Certain Beneficial Owners and Management	11
Beneficial Owners	11
Management	12
Corporate Governance and Board Matters	15
Independence of Directors	15
Executive Sessions of the Board	15
Board Attendance and Annual Meeting Policy	15
Section 16(a) Beneficial Ownership Reporting Compliance	15
Board Committees	16

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QUOVADX, INC.
6400 South Fiddler’s Green Circle, Suite 1000,
Englewood, Colorado 80111
PROXY STATEMENT
GENERAL INFORMATION
      The Board of Directors of Quovadx, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2005 Annual Meeting of Stockholders to be held on Thursday, June 23, 2005, beginning at 9:00 a.m. at the Plaza Events Center, Plaza IV, located at 6400 South Fiddler’s Green Circle, Englewood, Colorado 80111, and at any postponements or adjournments thereof. This proxy statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.
      In this proxy statement, the terms “we,” “our,” “Quovadx” and the “Company” each refer to Quovadx, Inc. The term “Board” means our Board of Directors, the term “proxy materials” means this proxy statement, the enclosed proxy card, our annual report on Form 10-K for the year ended December 31, 2004, and amendment no. 1 to our annual report on Form 10-K/ A for the year ended December 31, 2004. The term “Annual Meeting” means our 2005 Annual Meeting of Stockholders.
      We are sending these proxy materials on or about May 9, 2005, to all stockholders of record at the close of business on the Record Date, April 25, 2005.
QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION
AND VOTING AT THE ANNUAL MEETING

When and where is the meeting?	The meeting will be held on Thursday, June 23, 2005, beginning at 9:00 a.m., at the Plaza Events Center, Plaza IV, located at 6400 South Fiddler’s Green Circle, Englewood, Colorado 80111.

Why I am receiving these proxy materials?	You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date (April 25, 2005). As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is the purpose of the annual meeting?	At our meeting, stockholders of record will act upon the items of business outlined in the notice of meeting (on the cover page of this proxy statement), each of which are described more fully in this proxy statement. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to attend the meeting?	You are entitled to attend the meeting only if you were a Quovadx stockholder (or joint holder) of record as of the close of business on the Record Date, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a stockholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date. You will need to bring to the meeting a copy of your brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification and proof of beneficial ownership as outlined above, you will not be admitted to the annual meeting.

The meeting will begin promptly at 9:00 a.m., local time. Check-in will begin at 8:30 a.m., local time.

Who is entitled to vote at the meeting?	Only stockholders who owned Quovadx common stock at the close of business on the Record Date are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

As of the Record Date, 40,561,880 shares of Quovadx common stock were outstanding. Each outstanding share of Quovadx common stock entitles the holder to one vote on each matter considered at the meeting. There is a maximum of 40,561,880 votes that may be cast at the meeting.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	We will have a quorum when the holders of a majority of the shares of Quovadx common stock entitled to vote at the meeting are present, in person or by proxy. A quorum is required to conduct business at the meeting. The presence of the holders of Quovadx common stock representing at least 20,280,941 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the meeting?	The items of business scheduled to be voted on at the meeting are as follows:

1.	the election of three nominees to serve as Class III directors on our Board; and

2.	the ratification of the appointment of our independent registered public accounting firm for the 2005 fiscal year.

These proposals are described more fully below in these proxy materials. As of the date of this proxy statement, the only business that our Board intends to present, or knows of that others will present, at the meeting is as set forth in this proxy statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board of Directors recommend that I vote?	Our Board recommends that you vote your shares “FOR” each of the director nominees and “FOR” the ratification of independent registered public accounting firm for the 2004 fiscal year.

What shares can I vote at the meeting?	You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?	Most Quovadx stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Mellon Investor Ser-

vices LLC, with respect to those shares, you are considered the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Quovadx or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card by the street name holder. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Internet — Stockholders of record with Internet access may submit proxies from any location in the world by going to the following URL address http://www.proxyvoting.com/qvdx.

Most Quovadx stockholders who hold shares beneficially in street name may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for Internet voting availability.

By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by calling 1-866-540-5760 and entering the 11 digit control number at the bottom right hand corner of your proxy card.

Most Quovadx stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for telephone voting availability.

By Mail — Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope.

Quovadx stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?	Stockholders of record may vote their record shares in person at the meeting. Beneficial holders may be vote shares held in street name in person only if you first obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote?	You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary at our principal executive offices prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who can help answer my questions?	If you have any questions about the meeting or how to vote or revoke your proxy, please call the Quovadx proxy information line at (720) 554- 1346.

Is my vote confidential?	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Quovadx or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card. Those proxy cards may be forwarded to Quovadx management.

What vote is required to approve each item and how are votes counted?	The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The three director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class III directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

All Other Items. For the ratification of the appointment of our independent registered public accounting firm for the 2005 fiscal year and for any other matters that are properly brought before the meeting, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board, “FOR” ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

What is a “broker non-vote”?	Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters (such as election of directors and ratification of the appointment of independent registered public accounting firm), but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but not non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?	Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?	If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the Annual Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the meeting?	Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Harvey A. Wagner and Linda K. Wackwitz (our Chief Executive Officer and our Executive Vice President, respectively), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

Who will serve as inspector of election?	We expect a representative of Mellon Investor Services LLC, our Transfer Agent, to tabulate the votes and act as inspector of election at the Annual Meeting.

What should I do in the event that I receive more than one set of proxy/voting materials?	You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Quovadx proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	Our Board is making this solicitation and Quovadx will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access these proxy materials or vote over the Internet, you are responsible for Internet charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the quarter ending June 30, 2005.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the Quovadx proxy statement for the annual meeting to be held in May or June 2006, the written proposal must be received by the Secretary of Quovadx at our principal executive offices no later than January 9, 2006 (unless the date of the 2006 Annual Meeting is more than 30 days before or after June 23, in which case the proposal must be received within a reasonable period of time before the proxy statement is printed and mailed). Such proposals also must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules established by the U.S. Securities and Exchange Commission. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement for the 2006 Annual Meeting.

For a stockholder proposal that is not intended to be included in the Quovadx proxy statement in accordance with Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Secretary of Quovadx in accordance with our Bylaws, which notice, for the 2006 Annual meeting, must be received January 9, 2006 (unless the date of the 2006 Annual Meeting is more than 30 days before or after June 23, in which case the proposal must be received within a reasonable period of time before the proxy statement is printed and mailed).

Nomination of Director Candidates: Our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws, as well as a statement by the individual consenting to being named as a nominee and serving as a director if elected. In addition, the stockholder must give timely notice to the Secretary of Quovadx in accordance with the provisions of our Bylaws, which, in general, require that the notice be received by the Secretary of Quovadx within the time period described above under “Stockholder Proposals.” Stockholders may also recommend a director candidate for consideration by our Board’s Nominating and Corporate Governance Committee (as opposed to making a formal nomination of such candidate), as described below under “Corporate Governance Principles and Board Matters — Consideration of Director Nominees.”

Copy of Bylaw Provisions: You may contact the Secretary of Quovadx at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL ONE — ELECTION OF DIRECTORS
      Our Amended and Restated Certificate of Incorporation provides that our Board be divided into three classes designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. We currently have seven directors, consisting of two Class I directors whose terms expire at our annual meeting of stockholders to be held in 2006; two Class II directors, whose terms expire at our annual meeting of stockholders to be held in 2007; and three Class III directors, whose terms expire at the upcoming Annual Meeting. In accordance with our Amended and Restated Certificate of Incorporation, any additional directorships resulting from an increase in the number of directors will be apportioned among the three classes so as to maintain the number of directors in each class as nearly equal as possible.
Class III Director Nominees — Term Expiring in 2008. There are three nominees for election as Class III directors this year. The Board, based on the recommendation of its Nominating and Corporate Governance Committee, has nominated James A. Gilbert, Jeffrey M. Krauss and Harvey A. Wagner for re-election as Class III directors, each of whom has served as a director since the last annual meeting. If elected, Messrs Gilbert, Krauss and Wagner will hold office as Class III directors until our annual meeting of stockholders held in 2008, and until their respective successors are elected and qualified or until their earlier death, resignation or removal.
      If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the three nominees recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that each nominee will be available to serve as a director. In the event Messrs Gilbert, Krauss and Wagner becomes unavailable, however, the proxy holders will be voted for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs Gilbert, Krauss and Wagner.
Vote Required and Recommendation of the Board of Directors. The three nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class III directors. Votes withheld from any director nominee will be counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF JAMES A. GILBERT,
JEFFREY M. KRAUSS AND HARVEY A. WAGNER AS CLASS III DIRECTORS.
Information Concerning the Nominees and Continuing Directors. The following table and paragraphs set forth the name and age of each nominee and each current director of Quovadx whose term of office continues after the upcoming meeting, the principal occupation of each during the past five years and the period during which each has served as a director of Quovadx. Information as to the stock ownership of each of our directors and all of our current executive officers as a group is set forth above under “Security Ownership of Certain Beneficial Owners and Management.” There are no family relationships between any director or executive officer.

		Class and Year in
		Which Term
Name of Director	Age	Expires	Position with the Company

James A. Gilbert	56	Class III, 2005	Director
Jeffrey M. Krauss	48	Class III, 2005	Chairman of the Board of Directors
Harvey A. Wagner	64	Class III, 2005	Director, President and Chief Executive Officer
J. Andrew Cowherd	52	Class II, 2007	Director
James B. Hoover	50	Class II, 2007	Director
Fred L. Brown	64	Class I, 2006	Director
Charles J. Roesslein	56	Class I, 2006	Director

Nominees for Election as Class III Directors Serving for a Term Expiring in 2008
      James A. Gilbert. Mr. Gilbert has been a Director of Quovadx since October 2001 and he currently is Chairman of our Finance Committee and a member of our Audit Committee and our Nominating and Corporate Governance Committee. He also currently is a Managing Partner of LiveOak Equity Partners, L.P., a venture capital fund focusing on the information technology and healthcare industries. Mr. Gilbert previously served on the Board of Directors, and as President and Chief Operating Officer, of IMNET Systems, Inc., a provider of electronic information and document management systems to the healthcare industry, from September 1996 to November 1997. In addition, Mr. Gilbert served as a Director of Simione Central Holdings, Inc., a provider of management information systems to the home healthcare community, for several years during the mid-to-late 1990s. Mr. Gilbert currently serves as a director of several privately held companies.
      Jeffrey M. Krauss. Mr. Krauss has been our Chairman of the Board since March 1997 and he currently is Chairman of our Audit Committee and a member of our Compensation Committee and our Finance Committee. Mr. Krauss is an attorney licensed to practice law in the State of New York and a Certified Public Accountant. Since April 2000, he has been a Managing Member of Psilos Group Managers, LLC, a New York based venture capital firm, and a Managing Member of the general partner of Psilos Group Partners I, LP, Psilos Group Partners II, LP, and Psilos Group Partners II SBIC, LP, each a venture capital partnership. From May 1990 until March 2000, Mr. Krauss was a General Partner of the general partner of Nazem & Company III, L.P. and Nazem & Company IV, L.P., both venture capital funds. During that time, he also was a General Partner of the Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France. Mr. Krauss currently is a Director of Tegal Corporation, a designer and manufacturer of plasma etch and deposition systems used in the production of integrated circuits. He also currently serves as a director of several privately held companies.
      Harvey A. Wagner. Mr. Wagner has been a Director of Quovadx since April 11, 2004 and our President and Chief Executive Officer since October 8, 2004. Mr. Wagner served as our acting President and Chief Executive Officer from May 1, 2004 to October 7, 2004. He currently is a member of the board of directors, Chairman of the Audit Committee, and a member of the Compensation Committee and the Governance and Nominations Committee, of CREE, Inc., and a member of the board of directors, and Chairman of the Audit Committee, of FormFactor, Inc. He also currently is a member of the board of directors, and Chairman of the Audit Committee, of Proficient Systems, Inc., a privately held company. Mr. Wagner served as Executive Vice President and Chief Financial Officer of Mirant Corporation from January 2003 to April 2004. Prior to joining Mirant, Mr. Wagner was Executive Vice President of Finance, Secretary, Treasurer, and Chief Financial Officer at Optio Software, Inc. from February 2002 to December 2002. From May 2001 to January 2002, he performed independent consulting services for various corporations. He was Chief Financial Officer, General Manager, and Chief Operating Officer for PaySys International, Inc. from December 1999 to April 2001. He served as Executive Vice President of Finance and Administration, and Chief Financial Officer for Premiere Technologies, Inc. from April 1998 to September 1999. Prior to joining Premiere Technologies, Mr. Wagner served as Senior Vice President of Finance, Chief Financial Officer and Treasurer of Scientific-Atlanta, Inc. from 1994 to 1998.

Class II Directors Continuing In Office — Term Expiring In 2007
      J. Andrew Cowherd. Mr. Cowherd has been a Director of Quovadx since March 1997 and he currently is a member of our Compensation Committee and our Finance Committee, as well as our Nominating and Corporate Governance Committee. He also currently is a Managing Director of Peter J. Solomon Company, a New York based investment banking firm, and is a principal in 25-B Corp., a firm providing consulting services to venture capital firms and venture-backed companies. From July 1996 until August 2004, Mr. Cowherd was a Managing Member of the general partner of Atlantic Medical Capital, L.P., a private investment fund dedicated to making investments in healthcare companies. Since July 1996, Mr. Cowherd has been a Member of Atlantic Medical Management, LLC, which was the management services company of Atlantic Medical Capital, L.P. until August 2004. In addition, Mr. Cowherd has been a Director of two privately held companies: NotifyMD, Inc., a company providing communications services to physicians, from

August 1997 until September 2004, and Nursefinders, Inc., a company providing healthcare staffing and home health care services, from January 1998 until August 2004.
      James B. Hoover. Mr. Hoover has been a Director of Quovadx since June 1999 and he currently is a member of our Compensation Committee and our Finance Committee, as well as our Nominating and Corporate Governance Committee. He also currently is a Managing Member of DCP I, L.L.C., which is the general partner of Dauphin Capital Partners I, L.P., a healthcare venture capital firm founded in June 1998. He also currently is a Managing Member of Dauphin Capital, LLC, which is the general partner of Dauphin Capital Partners, L.P., and a Member of Dauphin Management, LLC, which is the management services company of Dauphin Capital Partners, L.P. and Dauphin Capital Partners I, L.P. In addition, Mr. Hoover currently serves on the Board of Trustees of Elizabethtown College and as Chairman of their Investment Committee. Mr. Hoover currently is a Director, and a member of the Compensation Committee, of U.S. Physical Therapy, Inc., a national operator of outpatient rehabilitation clinics. He also currently is a Director, and a member of the Compensation Committee, of Allion Healthcare, Inc., a national specialty pharmacy serving the HIV/ AIDS market. He also currently is a director of several privately held healthcare companies. From November 1992 until June 1998, Mr. Hoover was a General Partner of Welsh, Carson, Anderson & Stowe, a private equity firm specializing in the acquisition of healthcare and information services businesses.

Class I Directors Continuing In Office — Term Expiring In 2006
      Fred L. Brown. Mr. Brown has been a Director of Quovadx since December 1999 and he currently is Chairman of our Nominating and Corporate Governance Committee and a member of our Audit Committee and our Compensation Committee. Mr. Brown also currently is Chairman of Fred L. Brown & Associates, LLC. In addition, Mr. Brown currently is Chairman and a member of the Board Commissioners of the Joint Commission on Accreditation of Healthcare Organizations and Chairman of the National Kidney Foundation. He currently serves as an advisor to management and as a visiting professor at the George Washington University. Mr. Brown previously served as Director of Curon Medical, Inc., a medical product company, from May 2000 to August 2003, Director of America’s Doctor, a privately held company, until August 2003, and Director of Wellinx, Inc., also a privately held company, until August 2003. He also previously served as Vice Chairman of BJC HealthCare, a comprehensive healthcare network featuring 14 acute care hospitals, 7 long-term care facilities, 30,000 caregivers and physicians, and health plans covering more than 200,000 patients (“BJC”), from January 1999 to December 2000, during his tenure as Chairman of the American Hospital Association. Mr. Brown served as the founding President and Chief Executive Officer of BJC from June 1993 until December 1998.
      Charles J. Roesslein. Mr. Roesslein has been a Director of Quovadx since December 2002 and he currently is Chairman of our Compensation Committee and is a member of our Audit Committee and our Finance Committee. Mr. Roesslein also currently is Chief Executive Officer of Austin Tele-Services, LLC, a provider of telecommunications equipment and services to major Telco and Fortune 500 clients. In addition, he currently is a Director of Atlantic Tele-Network, Inc., a telecommunication company, and a Director of National Instruments Corporation, a global leader in virtual instrumentation software and hardware. He is a retired officer of SBC Communications. Mr. Roesslein previously served as Chairman of the Board of Directors, President and Chief executive Officer of Prodigy Communications Corporation, an Internet service provider, from June 2000 to December 2000. He served as President and Chief Executive Officer of SBC-CATV, a cable television service provider, from October 1999 until May 2000, and as President and Chief Executive Officer of SBC Technology Resources, the applied research division of SBC Communications Inc., from August 1997 to October 1999.

Security Ownership of Certain Beneficial Owners and Management
      As of the Record Date, the Company had 40,561,880 shares of Quovadx common stock issued and outstanding.
Beneficial Owners. The following table provides information regarding the holders known by the Company to beneficially own more than five percent of the issued and outstanding shares of our common stock as of the Record Date:

	Shares		Percentage
Name of Beneficial Owner	Beneficially Owned		Beneficially Owned

Heartland Advisors, Inc. and William J. Nasgovitz	5,825,900	(a)	14.36%
789 North Water Street
Milwaukee, WI 53202
Lloyd I. Miller, III	2,510,220	(b)	6.19%
4550 Gordon Drive
Naples, FL 34102
Atlantic Medical Capital, L.P.; Nova Capital Group Limited; Nova Capital Management USA LLC; Nova General Partner Limited;	2,397,651	(c)	5.91%
Atlantic Medical Capital, L.P. and
Nova Capital Management USA LLC
c/o Winchester Capital
The Bishop House
P.O. Box 1629
New Haven, CT 06506
Nova Capital Group Limited and
Nova General Partner Limited
36 Dover Street, 2nd Floor
London W1S4NH
United Kingdom
Austin M. Marxe and David M. Greenhouse	2,171,227	(d)	5.35%
153 East 53rd Street
New York, NY 10022
Trigran Investments, Inc., Douglas Granat and Lawrence A. Oberman	2,100,765	(e)	5.18%
3201 Old Glenview Road, Suite 235
Wilmette, IL 60091

(a)	As known to the Company pursuant to an Amendment No. 2 to Schedule 13G/ A filed with the SEC on January 19, 2005, these shares may be deemed to be beneficially owned by Heartland Advisors, Inc. by virtue of its investment discretion and voting authority by certain clients, which may be revoked at any time, and by William J. Nasgovitz, as a result of his ownership interest in Heartland Advisors, Inc., as of December 31, 2004. Heartland Advisors, Inc. and Mr. Nasgovitz each specifically disclaim beneficial ownership of any shares reported on this schedule.

(b)	As known to the Company pursuant to an Amendment No. 1 to Schedule 13G/ A filed with the SEC on February 11, 2005, these shares are beneficially owned by Lloyd I. Miller, III, as of December 31, 2005. The address of Mr. Miller is not listed in this amendment but was listed in the original Schedule 13G filed on May 21, 2004 as noted above.

(c)	As known to the Company pursuant to a Schedule 13D filed with the SEC on August 16, 2004, these shares may be deemed to be beneficially owned by each of Atlantic Medical Capital, L.P., Nova General Partner Limited, Nova Capital Group Limited and Nova Capital Management USA LLC., as of August 6, 2004. As of August 5, 2004, J. Andrew Cowherd, one of our directors, is no longer a managing member of the general partner of Atlantic Medical Capital, L.P.

(d)	As known to the Company pursuant to a Schedule 13G filed with the SEC on February 14, 2005, these shares are beneficially owned by Austin W. Marxe and David M. Greenhouse and include 540,072 shares owned by Special Situations Cayman Fund, L.P. and 1,631,155 shares owned by Special Situations Fund III, L.P., as of December 31, 2004. Messrs Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc., the general partner of and investment advisor to Special Situations Cayman Fund, L.P. AWM Investment Company, Inc. also serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment advisor to Special Situations Fund III, L.P.

(e)	As known to the Company pursuant to a Schedule 13G filed with the SEC on April 25, 2005, these shares are beneficially owned by Trigran Investments, Inc., Douglas Granat and Lawrence A. Oberman and include 1,811,681 shares owned by Trigran Investments, L.P and 289,084 shares owned by Trigran Investments, L.P. II. Messrs Granat and Oberman are the controlling shareholders and sole directors of Trigran Investments, Inc., which is the general partner of Trigran Investments, L.P. and Trigran Investments, L.P. II.
Management. The following table provides information regarding beneficial ownership of our common stock as of the Record Date by:

•	Each director and nominee for election as a director of the Company;

•	Each of the executive officers named in the Summary Compensation Table; and

•	All directors, nominees and executive officers as a group.

	Shares		Percentage
Name of Beneficial Owner	Beneficially Owned		Beneficially Owned

Directors and Nominees:
Fred L. Brown	115,000	(a)	*
J. Andrew Cowherd	103,237	(b)	*
James A. Gilbert	87,549	(c)	*
James B. Hoover	455,860	(d)	1.12%
Jeffrey M. Krauss	131,500	(e)	*
Charles J. Roesslein	57,500	(f)	*
Harvey A. Wagner	535,138	(g)	1.30%
Named Executive Officers:
Afshin Cangarlu	339,748	(h)	*
Ronald A. Paulus	128,947	(i)	*
Mark S. Rangell	187,412	(j)	*
Lorine R. Sweeney	592,000	(k)	1.46%
Harvey A. Wagner	535,138	(g)	1.30%
Thomas H. Zajac	81,066	(l)	*
All directors, nominees and executive officers as a group (15 persons)	2,014,248	(m)	7.36%

*	Represents less than 1% of the shares of Quovadx common stock issued and outstanding as of the Record Date.

(a)	Represents: (i) 100,000 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Fred L. Brown; and (ii) Mr. Brown’s right to acquire 15,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares vesting at the rate of 3,750 shares on each of March 10, 2005, June 10, 2005, September 10, 2005 and December 10, 2005, subject to Mr. Brown’s continued service as a director of the Company through each vesting date.

(b)	Represents: (i) 11,500 shares owned by J. Andrew Cowherd individually; (ii) 1,000 shares held by Mr. Cowherd’s spouse as custodian for the benefit of Mr. and Ms. Cowherd’s son; (iii) 500 shares held in the name of Mr. Cowherd’s spouse; (iv) 237 shares held by Atlantic Medical Capital, L.P.; (v) 15,000 shares subject to stock options exercisable within 60 days of April 25, 2006 held by Mr. Cowherd; (vi) Mr. Cowherd’s right to acquire 15,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares vesting at the rate of 3,750 shares on each of March 10, 2005, June 10, 2005, September 10, 2005 and December 10, 2005, subject to Mr. Cowherd’s continued service as a director of the Company through each vesting date; and (vii) 60,000 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Atlantic Medical Management, LLC. Mr. Cowherd is currently a member of Atlantic Medical Management, LLC, which was the management services company of Atlantic Medical Capital, L.P. until August 5, 2004. Mr. Cowherd disclaims beneficial ownership of the shares held by these entities except to the extent of his proportionate pecuniary interest.

(c)	Represents: (i) 8,799 shares held by James A. Gilbert individually; (ii) 63,750 shares subject to stock option exercisable within 60 days of April 25, 2005 held by Mr. Gilbert; and (iii) Mr. Gilbert’s right to acquire 15,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares vesting at the rate of 3,750 shares on each of March 10, 2005, June 10, 2005, September 10, 2005 and December 10, 2005, subject to Mr. Gilbert’s continued service as a director of the Company through each vesting date.

(d)	Represents: (i) 39,934 shares owned by James B. Hoover individually; (ii) 325,926 shares held by Dauphin Capital Partners I, L.P.; (iii) 65,000 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Mr. Hoover; (iv) Mr. Hoover’s right to acquire 15,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares vesting at the rate of 3,750 shares on each of March 10, 2005, June 10, 2005, September 10, 2005 and December 10, 2005, subject to Mr. Hoover’s continued service as a director of the Company through each vesting date; and (v) 10,000 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Dauphin Management, L.L.C. Mr. Hoover, one of our directors, is a Member of Dauphin Management, LLC, which is the management services company of Dauphin Capital Partners I, L.P. Mr. Hoover disclaims beneficial ownership of the shares held by that entity except to the extent of his proportionate pecuniary interest.

(e)	Represents: (i) 26,500 shares owned by Jeffrey M. Krauss individually; (ii) 85,000 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Mr. Krauss; and (iii) Mr. Krauss’s right to acquire 20,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares vesting at the rate of 3,750 shares on each of March 10, 2005, June 10, 2005, September 10, 2005 and December 10, 2005, subject to Mr. Krauss’s continued service as a director of the Company through each vesting date.

(f)	Represents: (i) 42,500 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Charles J. Roesslein; and (ii) Mr. Roesslein’s right to acquire 15,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares vesting at the rate of 3,750 shares on each of March 10, 2005, June 10, 2005, September 10, 2005 and December 10, 2005, subject to Mr. Roesslein’s continued service as a director of the Company through each vesting date.

(g)	Represents: (i) 495,138 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Harvey A. Wagner; and (ii) Mr. Wagner’s right to acquire 40,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares vesting at the rate of 10,000 shares on each of January 5, 2006, 2007, 2008 and 2009, subject to Mr. Wagner’s continued service as a director of the Company through each vesting date.

(h)	Represents: (i) 318,748 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Mr. Cangarlu; and (ii) Mr. Cangarlu’s right to acquire 21,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares earned at the rate of 7,000 shares each upon achievement of one quarter of positive EPS in 2005

(excluding option expensing and executive bonus accrual), upon achievement of positive EPS for the Company’s 2006 fiscal year (excluding option expensing) and upon achieving positive EPS in each quarter of 2007 (excluding expensing of options). Earned shares shall vest on March 24, 2008, provided that Mr. Cangarlu continues to be an employee of the Company on such vesting date. All shares vest upon change of control, except for unearned shares related to missed-performance targets.

(i)	Represents: (i) 74,365 shares owned by Ronald A. Paulus and his spouse as joint tenant; and (ii) 54,582 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Mr. Paulus. Mr. Paulus has resigned his position as the Company’s Chief Healthcare Officer effective May 4, 2005.

(j)	Represents: (i) 20,000 shares owned by Mark S. Rangell and his spouse as tenant-in-common; (ii) 152,596 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Mr. Rangell; and (iii) Mr. Rangell’s right to acquire 14,816 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares vesting at the rate of 3,704 on each of January 5, 2006, 2007, 2008, and 2009, provided Mr. Rangell continues to be an employee of the Company through each vesting date.

(k)	Represents: (i) 86,500 shares owned by Lorine R. Sweeney individually as of April 11, 2004, the date her employment with the Company terminated; (ii) 2,500 shares owned by Ms. Sweeney’s spouse as of April 11, 2004, the date her employment with the Company terminated; and (iii) 503,000 shares owned by Ms Sweeney as of August 7, 2004, which shares were acquired through stock options exercised on that date. Ms. Sweeney’s remaining vested stock options were forfeited on July 11, 2004.

(l)	Represents: (i) 13,400 shares owned by Thomas H. Zajac individually, including 7,789 shares which were purchased under our 1999 Employee Stock Purchase Plan; (ii) 46,666 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Mr. Zajac; and (iii) Mr. Zajac’s right to acquire 21,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares earned at the rate of 7,000 shares each upon achievement of one quarter of positive EPS in 2005 (excluding option expensing and executive bonus accrual), upon achievement of positive EPS for the Company’s 2006 fiscal year (excluding option expensing) and upon achieving positive EPS in each quarter of 2007 (excluding expensing of options). Earned shares shall vest on April 1, 2008, provided that Mr. Zajac continues to be an employee of the Company on such vesting date. All shares vest upon change of control, except for unearned shares related to missed-performance targets.

(m)	This amount includes: (i) shares subject to stock options exercisable within 60 days of April 25, 2005 held by directors, nominees and the executive officers named in the Summary Compensation Table; (ii) the rights of directors, nominees and the executive officers named in the Summary Compensation Table to acquire their respective shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, achievement milestones and/or time vesting; (iii) 78,957 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Cory Isaacson; (iv) Mr. Isaacson’s right to acquire 21,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares earned at the rate of 7,000 shares each upon achievement of one quarter of positive EPS in 2005 (excluding option expensing and executive bonus accrual), upon achievement of positive EPS for the Company’s 2006 fiscal year (excluding option expensing) and upon achieving positive EPS in each quarter of 2007 (excluding expensing of options). Earned shares shall vest on March 25, 2008, provided that Mr. Isaacson continues to be an employee of the Company on such vesting date. All shares vest upon change of control, except for unearned shares related to performance targets; (v) 50,000 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Melvin L. Keating; (vi) Mr. Keating’s right to acquire 40,000 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares vesting at the rate of 10,000 on each of January 5, 2006, 2007, 2008, and 2009, provided Mr. Keating continues to be an employee of the Company through each vesting date; (vii) 108,679 shares subject to stock options exercisable within 60 days of April 25, 2005 held by Linda K. Wackwitz; and (viii) Ms. Wackwitz’s right to acquire

14,816 shares of restricted Quovadx common stock within 60 days of April 25, 2005, subject to the Company’s reacquisition right, with such shares vesting at the rate of 3,704 on each of January 5, 2006, 2007, 2008, and 2009, provided Ms. Wackwitz continues to be an employee of the Company through each vesting date.

Corporate Governance Principles and Board Matters
      Quovadx is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. The Board is responsible for providing effective governance over the Company’s affairs. The Company’s government practices are designed to promote honesty and integrity throughout the Company. Our Code of Business Conduct and Ethics (“Code of Conduct”) and our Code of Ethics for Senior Financial Officers (“Financial Code”) are available on our website at www.Quovadx.com under the “Corporate Governance” tab in the “Investors” section. Our general Code of Conduct applies to all employees, including our executive officers, and directors of Quovadx; our Financial Code applies to our chief executive officer, chief financial officer, principal accounting officer, controller, or any individual who routinely performs these functions. We intend to post amendments to or waivers from the codes (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer).
Independence of Directors. The Board has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with the Company other than his relationship with the Company as a director of the Company. A material relationship is one which impairs or inhibits — or has the potential to impair or inhibit — a director’s exercise of critical and disinterested judgment on behalf of the Company and its stockholders. The Board and the Chief Legal Officer of the Company consult with the Company’s outside counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent director,” including but not limited to those set forth in pertinent Nasdaq listing standards as in effect from time to time.
      Consistent with these considerations, the Board has reviewed all relationships between the Company and the members of the Board and affirmatively has determined that all directors are independent directors except Mr. Wagner, who is a Company employee.
Executive Sessions of the Board. During 2004, the independent directors of the Company met in executive session at each regular Board meeting and held additional executive sessions. The Chairman of the Board presides at these executive sessions. Independent directors met without management or the employee director in 24 executive sessions. Any non-employee director can request that an additional executive session be scheduled.
Board Attendance and Annual Meeting Policy. In 2004, the Board met 15 times (including two joint meetings with the Audit Committee).
      Board committees met as follows during 2004: Audit Committee, 9 times (including two joint meetings with the Board); Compensation Committee, 7 times; Finance Committee, once; and Nominating and Corporate Governance Committee, twice.
      Directors are expected to attend regular Board meetings, Board committee meetings on which they serve and annual stockholders meetings. During 2004, all directors attended at least 75% of the meetings of the Board and of the committees on which they served. All directors attended our 2004 annual meeting of stockholders.
Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act requires our directors and designated officers to file reports of ownership and changes in ownership of the Company’s equity securities with the Securities and Exchange Commission. Based solely on our review of the copies of such forms that we have received and written representations from reporting persons, we believe that during the fiscal year ended December 31, 2004, all directors and designated officers complied with all applicable filing requirements.

Board Committees. The Board currently has four standing committees: (1) the Audit Committee, (2) the Compensation Committee, (3) the Finance Committee, and (4) the Nominating and Corporate Governance Committee. Members of the individual standing committees are named below:

Nominating and
Audit	Compensation	Finance	Corporate Governance

Fred L. Brown	Fred L. Brown	J. Andrew Cowherd	Fred L. Brown(*)
James A. Gilbert	J. Andrew Cowherd	James A. Gilbert(*)	J. Andrew Cowherd
Jeffrey M. Krauss(*)	James B. Hoover(**)	James B. Hoover(**)	James A. Gilbert
Charles J. Roesslein	Jeffrey M. Krauss	Jeffrey M. Krauss	James B. Hoover(**)
	Charles J. Roesslein(*)	Charles J. Roesslein

(*)	Chairman

(**)	Mr. Hoover was Chairman of the Board Acquisition Committee through its September 8, 2004 dissolution. The committee did not meet in 2004 prior to its dissolution.
   Audit Committee. The Audit Committee, which is comprised of independent directors, is governed by a Board-approved charter that contains, among other things, the Committee’s membership requirements and responsibilities. The Audit Committee oversees the accounting and financial reporting processes of Quovadx and reports the financial results to the Board. This Committee assists the Board in fulfilling its responsibilities for compliance with legal and regulatory requirements. This Committee has responsibility for oversight of the integrity of financial statements, appointment of the independent registered public accounting firm and their qualifications, independence and performance, and internal accounting and financial controls and reporting practices. This Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Quovadx for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. This Committee has adopted a Code of Ethics for Senior Financial Officers and established policies and guidelines for the pre-approval of all audit and non-audit services provided by the independent auditors. Further, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company, which are described under “Stockholders Communications with the Board” on page 17 this proxy statement.
      The Board has determined that Messrs Krauss and Roesslein each qualifies as an “audit committee financial expert” as defined in the rules and regulations of the Securities and Exchange Commission.
      The report of the Audit Committee is included on page 33 of this proxy statement. The charter of the Audit Committee is included as Appendix A to this proxy statement.
   Compensation Committee. The Compensation Committee, which is comprised of independent directors, reviews and approves the compensation paid to our executive officers and recommends to the Board the compensation paid to our Chief Executive Officer. This Committee also prepares a report on executive compensation for inclusion in our proxy statement; provides general oversight of our compensation structure; and retains and approves the terms of the retention of any compensation consultants and other compensation experts. This Committee also has the authority to make grants under our equity compensation plans and has all responsibility for the Company’s 401(k) Plan, except the responsibility for plan funding of Company contribution or the election of profit sharing Company contributions, which exceptions are the responsibility of the Board.
      The report of the Compensation Committee is included on page 30 of this proxy statement. The charter of the Compensation Committee is included as Appendix B to this proxy statement.
   Finance Committee. The Finance Committee, which is comprised of independent directors, assists the Board in overseeing the financial affairs of the Company and in reviewing and making recommendations to the Board about the financial affairs and policies of the Company.
      The charter of the Finance Committee is included as Appendix C to this proxy statement.

   Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which is comprised of independent directors, assists the Board in ensuring that it is properly constituted and conducts itself appropriately in carrying out its duties and meeting its fiduciary obligations, and that the Company has, and follows, appropriate corporate governance standards. This Committee is responsible for developing and recommending to the Board the governance principles applicable to Quovadx; overseeing the evaluation of the Board and Board committees performance; recommending to the Board director nominees for each committee; reviewing on an annual basis compensation for the directors serving on the Board and its committees; and assisting the Board in identifying prospective director nominees and determining the director nominees for election at annual meetings of stockholders of Quovadx.
      The charter of the Nominating and Corporate Governance Committee is included as Appendix D to this proxy statement.
Stockholders Communications with the Board. Stockholders who wish to do so may communicate directly with the Board, or specified individual directors, by writing to: Board of Directors of Quovadx, Inc., c/o Secretary, 6400 South Fiddler’s Green Circle, Suite 1000, Englewood, Colorado 80111, Attention: Chairman of the Nominating and Corporate Governance Committee.
      In addition, the Audit Committee has established procedures for receipt, retention and treatment, on a confidential basis, of complaints received by the Company, including the Board and the Audit Committee, regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. There procedures are described in our Code of Business Conduct and Ethics, which is available on the Company’s website.
Compensation of Directors. It is the general policy of the Board that compensation for non-employee or independent directors should be a mix of cash and equity-based compensation. Employee directors are not paid for Board service in addition to their regular employee compensation. Independent directors may not receive consulting, advisory or other compensatory fees from Quovadx in addition to their Board compensation.
   Cash Compensation. Each non-employee director is paid an annual fee of $25,000 and fees of $1,500 for each committee and Board meeting attended, plus reasonable out-of-pocket expenses. These fees are paid quarterly, promptly after the end of each calendar quarter.
      The chart below shows the amount of annual and meeting fees paid to our non-employee directors during 2004, which includes fees paid in January 2004 in respect of meeting attended in the fourth quarter of 2003.
Fees Paid to Non-Employee Director During 2004

Director	Annual Fee		Meeting Fees		Total

Fred L. Brown	$25,000		$75,000		$100,000
J. Andrew Cowherd	25,000	(a)	66,000	(b)	91,000
James A. Gilbert	25,000		60,000		85,000
James B. Hoover	25,000	(c)	63,000	(d)	88,000
Jeffrey M. Krauss	25,000		76,500		101,500
Charles J. Roesslein	25,000		67,500		92,500

Total Compensation Paid	$150,000		$408,000		$558,000

(a)	Includes $6,250 (a quarter of the $25,000 annual fee) paid to Atlantic Medical Management, LLC for Mr. Cowherd’s service as a director during the fourth quarter of 2003.

(b)	Includes $18,000 in meeting fees paid to Atlantic Medical Management, LLC for Quovadx board and committee meetings Mr. Cowherd attended during the fourth quarter of 2003.

(c)	Includes $6,250 (a quarter of the $25,000 annual fee) paid to Dauphin Management, LLC for Mr. Hoover’s service as a director during the fourth quarter of 2003.

(d)	Includes $18,000 in meeting fees paid to Dauphin Management, LLC for Quovadx board and committee meetings Mr. Hoover attended during the fourth quarter of 2003.

Equity-based Compensation
      Initial Option Grant: Upon election to the Board, each non-employee director receives an initial grant of a non-qualified option to purchase 25,000 shares of our common stock under our 1999 Director Option Plan, with an exercise price equal to the fair market value of our common stock on the date of grant. These options vest at the rate of 25% on each anniversary date of the grant, subject to his or her continued service as a director through each vesting date; however, in the event of a merger or sale of assets, the options will become fully vested and exercisable if the successor corporation does not assume the outstanding options.
      Subsequent Annual Option Grant: Annually, each non-employee director will be granted non-qualified options to purchase 10,000 shares of our common stock under our 1999 Director Option Plan, and non-qualified options to purchase 5,000 shares of our common stock under our 1997 Stock Plan, on the date of our stockholder meeting, if on such date he or she has served on our Board for at least six months and is a member of the Board on such date, in each case with an exercise price equal to the fair market value of our common stock on the date of grant. These options vest 100% on the earlier of the one-year anniversary of the date of grant or the annual stockholders meeting in the next calendar year, provided that he or she is a director on such date; however, (1) in the event of a merger or sale of assets, the options granted under our 1999 Director Option Plan will become fully vested and exercisable if the successor corporation does not assume the outstanding options, or (2) in the event of a change of control, the options granted under our 1997 Stock Plan will vest immediately.
      Subsequent Annual Restricted Stock Award: Annually, each non-employee director will be awarded, on the date of our stockholder meeting, 15,000 shares of our restricted common stock under our 1997 Stock Plan, based on the fair market value of our common stock at the time of the award, provided that he or she has served on the Board for at least six months prior to the date of award and is a member of the Board on such date, with such shares vesting at the rate of 25% at the end of each three-month period beginning three months from the date of award, subject to such individual’s continued service as a director through each vesting date.
      Annual Grant to Chairman of the Board: On the date of each annual meeting of stockholders, in addition to the foregoing, the chairman of the Board will be awarded 5,000 shares of our restricted common stock under our 1997 Stock Plan, provided that he or she has served on the Board for at least six months prior to the date of award and is a member of the Board on such date, with such shares vesting quarterly at the rate of 25% at the end of each three-month period beginning three months from the date of award, subject to his or her continued service as a director through each vesting date.
      Annual Grants to Committee Chairs: On the date of each annual meeting of stockholders beginning with the 2005 stockholders meeting, in addition to the foregoing, each non-employee director who serves as the chair of one of the Board’s standing committees will receive an award of 2,500 shares of our restricted common stock under our 1997 Stock Plan, provided that he or she has served on the Board for at least six months prior to the date of award and is a member of the Board on such date, with such shares vesting quarterly at the rate of 25% at the end of each three-month period beginning three months from the date of award subject to his or her continued service as a director through each vesting date.
      Annual Grants to Audit Committee Members: Each non-employee director, who serves as a member of the Board’s Audit Committee, in addition to the foregoing, will receive a grant of a non-qualified option to purchase 5,000 shares of our common stock under our 1997 Stock Plan on the date of each annual meeting of stockholders, provided that he or she has served on the Board for at least six months prior to the date of award and is a member of the Board on such date, in each case with an exercise price equal to the fair market value of our common stock on the date of grant. These options vest 100% on the earlier of the one-year anniversary of the date of grant or the annual stockholders meeting in the next calendar year, provided that he or she is a director on such date; however, in the event of a change of control, the options will vest immediately.

      During 2004, we granted the following options to our non-employee directors:

				Exercise Price
Name of Director	Number of Shares		Date of Grant	($/Sh)

Fred L. Brown	5,000	(a)	June 28, 2004	$1.12	(i)
	5,000	(b)	June 28, 2004	1.12	(i)
	10,000	(c)	December 10, 2004	2.04	(j)
	5,000	(d)	December 10, 2004	2.04	(j)
J. Andrew Cowherd	5,000	(a)	June 28, 2004	1.12	(i)
	10,000	(c)	December 10, 2004	2.04	(j)
	5,000	(d)	December 10, 2004	2.04	(j)
James A. Gilbert	5,000	(b)	June 28, 2004	1.12	(i)
	10,000	(c)	December 10, 2004	2.04	(j)
	5,000	(d)	December 10, 2004	2.04	(j)
James B. Hoover	5,000	(a)	June 28, 2004	1.12	(i)
	10,000	(c)	December 10, 2004	2.04	(j)
	5,000	(d)	December 10, 2004	2.04	(j)
Jeffrey M. Krauss	5,000	(a)	June 28, 2004	1.12	(i)
	5,000	(b)	June 28, 2004	1.12	(i)
	10,000	(c)	December 10, 2004	2.04	(j)
	5,000	(d)	December 10, 2004	2.04	(j)
Charles J. Roesslein	5,000	(a)	June 28, 2004	1.12	(i)
	5,000	(b)	June 28, 2004	1.12	(i)
	10,000	(c)	December 10, 2004	2.04	(j)
	5,000	(d)	December 10, 2004	2.04	(j)

(a)	Grant of non-qualified options under our 1997 Stock Plan due to his service as chair of a standing committee of the Board.

(b)	Grant of non-qualified options under our 1997 Stock Plan due to his service as a member of the Audit Committee.

(c)	Annual grant of subsequent non-qualified options under our 1999 Director Option Plan.

(d)	Annual grant of subsequent non-qualified options under our 1997 Stock Plan.

(e)	Initial grant of non-qualified options under our 1997 Stock Plan due to his appointment as a member of the Board

(f)	Grant of incentive stock options under our 1997 Stock Plan due to his appointment as a member of the Board, consistent with the terms of his employment agreement with the Company, dated April 9, 2004.

(g)	Contemporaneous grant of incentive stock options under our 1997 Stock Plan.

(h)	Grant of non-qualified stock options under our 1997 Stock Plan due to his appointment as President and Chief Executive of the Company, consistent with the terms of his employment agreement with the Company, dated October 8, 2004.

(i)	Exercise price = Closing price of Quovadx common stock as reported on the Nasdaq National Market on June 28, 2004.

(j)	Exercise price = Closing price of Quovadx common stock as reported on the Nasdaq National Market on December 10, 2004.

      During 2004, we granted the following restricted stocks to our non-employee directors:

Name of Director	Number of Shares		Date of Grant

Fred L. Brown	15,000	(a)	December 10, 2004
J. Andrew Cowherd	15,000	(a)	December 10, 2004
James A. Gilbert	15,000	(a)	December 10, 2004
James B. Hoover	15,000	(a)	December 10, 2004
Jeffrey M. Krauss	15,000	(a)	December 10, 2004
	5,000	(b)	December 10, 2004
Charles J. Roesslein	15,000	(a)	December 10, 2004

(a)	Grant of restricted stock under our 1997 Stock Plan.

(b)	Grant of restricted stock under our 1997 Stock Plan due to his service as Chairman of the Board.
Consideration of Director Nominees
   Stockholder Nominees. As described above in the Question and Answer section of this proxy statement under “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?,” our Bylaws set forth the procedure for the proper submission of stockholder nominations for membership on the Board. In addition, the Nominating and Corporate Governance Committee may consider properly submitted stockholder recommendations (as opposed to formal nominations) for candidates for membership on the Board. A stockholder may make such a recommendation by submitting the following information to our Secretary at our mailing address: the candidate’s name, home and business contact information; detailed biographical data; relevant qualifications; a statement of the candidate’s ownership of Quovadx common stock; a detailed statement of the proposed nominee’s qualifications to serve as a director including the strengths he or she would bring to the Board; ten references, including both professional and personal references; and information regarding any relationships between the candidate and Quovadx within the last three years and evidence of ownership of Quovadx stock by the recommending stockholder.
   Director Qualifications. Members of the Board should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Business Conduct and Ethics. While the Nominating and Corporate Governance Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness, and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.
   Identifying and Evaluating Nominees for Directors. Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating candidates for nomination to the Board. Although candidates for nomination to the Board of Directors typically are suggested by existing directors or by our executive officers, candidates may come to the attention of Board through professional search firms, stockholders or other persons. The Committee shall select individuals as director nominees who shall have the highest personal and professional ethics, integrity and values, who shall be committed to representing the long-term interests of the stockholders and capable of an objective perspective, who shall have mature judgment and experience at policy-making levels, who shall be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and who shall be committed to serve on the Board for an extended period of time. The Committee shall consider the current composition of the Board and select nominees that fit the perceived needs of the Board in terms of independence (as defined by the SEC and Nasdaq), background and experience with public company governance, finance, marketing, technology and market sectors in which the Company is doing business, as they are relevant to the Company’s then current activities. Candidates properly recommended by stockholders would be evaluated by the Nominating and Corporate Governance Committee independent directors using the same criteria as other candidates.

Executive Officers, Executive Compensation
Executive Officers. The following table provides, as of the Record Date, information about each of our executive officers. There are no family relationships among any of our directors or executive officers. The following individuals, who were executive officers during part of 2004, are no longer with the Company: Lorine R. Sweeney, former President and Chief Executive Officer; Gary T. Scherping, former Executive Vice President and Chief Financial Officer; David E. Nesvisky, former Executive Vice President of Sales; and Ann C. Ting, former Executive Vice President and Chief Technology Officer. Additionally, Mr. Paulus has resigned his position as the Company’s Chief Healthcare Officer effective May 4, 2005.

Name	Age	Position

Harvey A. Wagner	64	President and Chief Executive Officer
Afshin Cangarlu	38	Executive Vice President and President of Integration Solutions Division
Cory Isaacson	49	Executive Vice President and President of Rogue Wave Software Division
Melvin L. Keating	58	Executive Vice President, Chief Financial Officer and Treasurer
Ronald A. Paulus	42	Chief Healthcare Officer
Mark S. Rangell	41	Executive Vice President of Marketing and Corporate Services
Linda K. Wackwitz	54	Executive Vice President, Chief Legal Officer and Secretary
Thomas H. Zajac	44	Executive Vice President and President of CareScience Division
      The following sets forth the business experience of each of our other executive officers over the last five years:

Harvey A. Wagner. Mr. Wagner has been our President and Chief Executive Officer since October 8, 2004 and a Director of Quovadx since April 11, 2004. Mr. Wagner served as our acting President and Chief Executive Officer from May 1, 2004 to October 7, 2004. He currently is a member of the board of directors, Chairman of the Audit Committee, and a member of the Compensation Committee and the Governance and Nomination Committee, of CREE, Inc., and a member of the board of directors, and Chairman of the Audit Committee, of FormFactor, Inc. He also currently is a member of the board of directors, and Chairman of the Audit Committee, of Proficient Systems, Inc., a privately held company. Mr. Wagner served as Executive Vice President and Chief Financial Officer of Mirant Corporation from January 2003 to April 2004. Prior to joining Mirant, Mr. Wagner was Executive Vice President of Finance, Secretary, Treasurer, and Chief Financial Officer at Optio Software, Inc. from February 2002 to December 2002. From May 2001 to January 2002, he performed independent consulting services for various corporations. He was Chief Financial Officer, General Manager, and Chief Operating Officer for PaySys International, Inc. from December 1999 to April 2001. He served as Executive Vice President of Finance and Administration, and Chief Financial Officer for Premiere Technologies, Inc. from April 1998 to September 1999. Prior to joining Premiere Technologies, Mr. Wagner served as Senior Vice President of Finance, Chief Financial Officer and Treasurer of Scientific-Atlanta, Inc. from 1994 to 1998.

Afshin Cangarlu. Mr. Cangarlu has been the President of Integration Solutions division (formerly Enterprise Applications Software division) since February 2004 and our Executive Vice President since August 2001. He served as our Interim President from April 11, 2004 to May 1, 2004 and as our Chief Operating Officer from December 2001 to February 2004. From May 2000 to August 2001, Mr. Cangarlu was Senior Vice President and General Manager for the West Region Consulting Practice of Quovadx. From October 1995 to April 2000, Mr. Cangarlu was the CIO and Director of Application Development

of DreamWorks SKG Information Technology organization, where he was tasked to design and implement business applications supporting all divisions of the company.

Cory Isaacson. Mr. Isaacson has been our Executive Vice President and President of Rogue Wave Software division since February 2004. From August 2003 to February 2004, Mr. Isaacson was Vice President of Product Management of Quovadx. From June 1986 to August 2003, Mr. Isaacson was the Founder and President of CMI Corporate Marketing, Inc. (d/b/a CompuFlex International), a developer of the WebAccel software, a leading application development framework for the IBM WebSphere platform, offering the fastest method for bringing business applications to the Web, which software was acquired by Quovadx in August 2003. He served as an executive manager of Garg Data, Inc. from April 1996 to August 1999 and of Capita Technologies, Inc. from August 1999 to February 2001.

Melvin L. Keating. Mr. Keating has been our Executive Vice President, Chief Financial Officer and Treasurer since February 2005. Mr. Keating served as our acting Chief Financial Officer since April 2004. He currently serves on the board of directors and as Chairman of the Audit Committee of Plymouth Rubber Co. Mr. Keating served as President and Chief Executive Officer of Picasso Properties until February 2005 and as a Consultant to Warburg Pincus Equity Partners until 2004. He also served as President and Chief Executive Officer of Sunbelt Management Company from 1997 to 1999. He served on the board of directors of Price Legacy Corp., a REIT that he helped to create, until 2004 and was Chairman of its Audit Committee. From 1986 to 1997, Mr. Keating served as Senior Vice President of Finance and Administration of Olympia & York Companies, and related Reichmann family entities. Mr. Keating earned his B.A. degree in History of Art from Rutgers University and received both his M.S. degree in Accounting and his M.B.A degree in Finance from The Wharton School of the University of Pennsylvania.

Ronald A. Paulus. Dr. Paulus was our Chief Healthcare Officer from February 2004 until May 4, 2005. From July 2003 to February 2004, he was President and Chief Executive Officer of CareScience, Inc., which is primarily a provider of care management services to hospitals and health systems acquired by Quovadx in September 2003. From March 1993 to July 2003, Dr. Paulus held several positions of increasing responsibility, including the role of President and Chief Operating Officer, at CareScience. Dr. Paulus earned his B.S. degree in Economics and his M.B.A. degree with concentration in healthcare management from The Wharton School, University of Pennsylvania, and he received his M.D. degree from the School of Medicine, University of Pennsylvania.

Mark S. Rangell. Mr. Rangell has been our Executive Vice President of Marketing and Corporate Services since February 2005. From February 2004 to February 2005, he was our Senior Vice President of Marketing and Corporate Services. From July 2002 to February 2004, Mr. Rangell was our Senior Vice President of Corporate Strategy and Planning. From November 2000 to July 2002, he was our Senior Vice President and General Manager of Process Management Services. From November 1999 to November 2000, Mr. Rangell was our Senior Vice President of Marketing and Product Management. From December 1997 to November 1999, he was our Senior Vice President of Sales and Marketing. Mr. Rangell received his B.S. degree in Computer Applications and Information Systems from New York University and his M.S. degree in Management from Massachusetts Institute of Technology.

Linda K. Wackwitz. Ms Wackwitz has been our Executive Vice President, Chief Legal Officer and Secretary since February 2005. She was our Executive Vice President, General Counsel and Assistant Secretary since December 2001. Ms. Wackwitz currently serves on the national board of directors of the Society of Corporate Secretaries and Governance Professionals. Prior to joining us, she was a partner from December 1999 until November 2001, and special counsel from November 1997 to December 1999, in the commercial law and securities group of Holme Roberts & Owen LLP, Boulder and Denver offices, where her principal clients were rapidly growing technology companies.

Thomas H. Zajac. Mr. Zajac has been our Executive Vice President and President of the CareScience division since August 2004. He served as Senior Vice President and General Manager of the CareScience unit from September 2003 through August 2004 and as Senior Vice President and Chief

Operating Officer of CareScience, Inc. from November 1999 through September 2003. Mr. Zajac led the Business Solutions Group of Eclipsys Corporation from January 1999 through November 1999, which company offers management consulting, business transformation and value realization services. He joined Eclipsys in January 1999 as part of its acquisition of Transition Systems Inc., where Mr. Zajac held several roles of increasing responsibilities since April 1987, most recently serving as Chief Operating Officer and General Manager. Mr. Zajac received his M.B.A. degree in Finance, his B.S. degree in Commerce and Chemical Engineering from Drexel University.

Summary Compensation Table. The following table provides information on compensation received or otherwise earned in 2004, 2003 and 2002 by the Chief Executive Officer and the four other most highly paid individuals who were executive officers of the Company at the end of 2004, and the former chief executive officer whose employment with the Company terminated on April 11, 2004 (collectively, the “Named Executive Officers”):

						Long–Term
						Compensation
						Award

		Annual Compensation				Number of
						Securities
				Other Annual		Underlying	All Other
Name and Principal Position	Year	Salary	Bonus(a)	Compensation		Options	Compensation

Harvey A. Wagner(b)	2004	$314,154	$—	$—		1,000,000	$94,559	(c)
President and Chief Executive	2003	—	—	—		—	—
Officer	2002	—	—	—		—	—
Afshin Cangarlu	2004	278,856	—	58,164	(d)	175,000	—
Executive Vice President and	2003	262,404	48,000	—		—	—
President of Integration	2002	249,808	152,500	—		95,000	—
Solutions Division
Ronald A. Paulus(e)	2004	258,318	—	—		75,000	150,000	(f)
Chief Healthcare Officer	2003	72,593	—	—		80,000	—
	2002	—	—	—		—	—
Mark S. Rangell	2004	181,636	75,000	—		45,000	—
Executive Vice President of	2003	181,636	—	—		—	—
Marketing and Corporate	2002	159,772	—	—		30,000	—
Services
Lorine R. Sweeney(g)	2004	109,615	—	—		250,000	43,724	(h)
Former President and Chief	2003	374,808	125,000	—		—	—
Executive Officer	2002	350,000	250,000	—		125,000	—
Thomas H. Zajac(i)	2004	229,067	—	—		75,000	75,000	(j)
Executive Vice President and	2003	67,594	—	—		60,000	—
President of CareScience	2002	—	—	—		—	—
Division

(a)	Bonuses included in each year were earned in that year, but not paid until the following year.

(b)	Mr. Wagner joined Quovadx as its acting president and chief executive officer effective May 1, 2004. Mr. Wagner received no compensation from Quovadx prior to that time.

(c)	This represents a signing bonus of $19,000 paid to Mr. Wagner upon his May 1, 2004 appointment as the Company’s acting president and chief executive officer, and living expenses of $16,800 and related travel expenses of $58,759 incurred by Mr. Wagner during 2004 while serving as acting president and chief executive officer of the Company.

(d)	This represents sales commissions earned by Mr. Cangarlu during 2004.

(e)	Mr. Paulus joined Quovadx when Quovadx completed its acquisition of CareScience, Inc. in September 2003. Mr. Paulus received no compensation from Quovadx prior to that time. Mr. Paulus has resigned as the Company’s Chief Healthcare Officer effective May 4, 2005.

(f)	This represents a one-time payment to Mr. Paulus upon the expiration of his April 11, 2003 employment agreement, consistent with the terms of this agreement.

(g)	In May 2004, as a result of a general review of the Company’s past accounting practices, its first quarter contracts, and of the circumstances leading to the restatement of its 2003 financial results, the Company demanded the return of certain prior compensation including bonuses already paid to Ms. Sweeney.

(h)	This represents $23,531 paid to Ms. Sweeney for accrued but unused vacation as of the date of her employment with the Company terminated and $20,192 paid to Ms. Sweeney under a severance agreement dated April 11, 2004 that was terminated May 14, 2004.

(i)	Mr. Zajac joined Quovadx when Quovadx completed its acquisition of CareScience, Inc. in September 2003. Mr. Zajac received no compensation from Quovadx prior to that time.

(l)	This represents a one-time payment to Mr. Zajac upon the expiration of his April 11, 2003 employment agreement, consistent with the terms of this agreement.
Option Grants In The Last Fiscal Year. The following table provides information on stock options granted in 2004 to each of the Company’s Named Executive Officers. The table also shows the hypothetical gains that would exist for the options at the end of their ten-year terms for the Named Executive Officers at assumed compound rates of stock appreciation of 5 percent and 10 percent. The actual future value of the options will depend on the market value of the Quovadx common stock.

	Individual Grants					Potential Realizable
						Value at Assumed
		Number of				Annual Rates of Stock
		Securities	Percent of	Exercise		Price Appreciation for
		Underlying	Total Options	Price per		Option Term(e)
	Date of	Options	Granted to	Share(c)	Expiration
Name	Grant	Granted(a)	Employees(b)	($/Sh)	Date(d)	5% ($)	10% ($)

Harvey A. Wagner	04/12/04	25,000	0.69	2.90	04/12/14	45,595	115,546
	05/01/04	100,000	2.77	2.37	05/01/14	149,048	377,717
	06/28/04	50,000	1.39	1.12	06/28/14	35,218	89,250
	10/08/04	825,000	22.89	1.83	10/08/14	949,474	2,406,153
Afshin Cangarlu	02/20/04	100,000	2.77	6.08	02/20/14	382,368	968,995
	06/28/04	75,000	2.08	1.12	06/28/14	52,827	133,874
Ronald A. Paulus	06/28/04	75,000	2.08	1.12	06/28/14	52,827	133,874
Mark S. Rangell	02/20/04	35,000	0.97	6.08	02/20/14	133,829	339,148
	06/28/04	10,000	0.28	1.12	06/28/14	7,044	17,850
Lorine R. Sweeney(f)	02/20/04	250,000	6.94	6.08	02/20/14	955,920	2,422,489
Thomas H. Zajac	06/28/04	75,000	2.08	1.12	06/28/14	52,827	133,874

(a)	Stock options granted to the Named Executive Officers pursuant to our 1997 Stock Plan in the fiscal year ended December 31, 2004.

(b)	Based on a total of 3,604,125 shares subject to stock options granted to employees pursuant to our 1997 Stock Plan and our 2000 Nonstatutory Stock Option Plan in the fiscal year ended December 31, 2004, including shares subject to stock options granted to the Named Executive Officers.

(c)	All stock options were granted at exercise prices, which were equal to the fair market value of our common stock on the date of grant.

(d)	Stock options in this table may terminate before their expiration as a result of the termination of the optionee’s status as an employee or upon the optionee’s disability or death.

(e)	These amounts, based on assumed appreciation rates of 5 percent and 10 percent, as prescribed by the SEC rules, are not intended to forecast possible future appreciation, if any, of the price of the Quovadx common stock. If the price of our common stock does not increase above the exercise price at the time of exercise, realized value to the Named Executive Officers from these stock options will be zero.

(f)	Ms. Sweeney’s employment with Quovadx terminated as of April 11, 2004; none of the 250,000 stock options granted to her in 2004 were vested, and all were forfeited.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values. The following table shows the number of shares of our common stock acquired on exercise of stock options and the aggregate gains realized on exercise in 2004 by the Company’s Named Executive Officers. The table also shows the number of shares covered by exercisable and unexercisable options held by such executive on December 31, 2004 and the aggregate gains that would have been realized had these options been exercised on December 31, 2004, even though these options were not exercised and the unexercisable options could not have been exercised on December 31, 2004.

			Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options at		In-the-Money Options at
	Shares		December 31, 2004		December 31, 2004(b)
	Acquired on	Value
Name	Exercise (#)	Realized(a) ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Harvey A. Wagner	—	0	384,722	615,278	$196,944	$330,556
Afshin Cangarlu	—	0	245,415	224,585	13,228	82,022
Ronald A. Paulus	—	0	32,082	122,918	13,228	82,022
Mark S. Rangell	—	0	133,014	63,195	11,198	10,937
Lorine R. Sweeney	503,000	$427,550	—	—	0	0
Thomas H. Zajac	—	0	26,666	108,334	13,228	82,022

(a)	Market value on the date of exercise of shares covered by options exercised, less option exercise price.

(b)	These amounts represent the difference between the exercise price of the stock options and the $2.39 per share closing price of our common stock as reported on the Nasdaq National Market on December 31, 2004 for all in-the-money options held by the Company’s Named Executive Officers. Options are in-the-money if the market value of the shares covered by the options is greater that the options exercise price.
Employment Agreements
      Agreement with Chief Executive Officer. In October 2004, Mr. Wagner and the Company entered into an Executive Employment Agreement. The material terms and conditions of Mr. Wagner’s agreement are as follows:

•	Term. Mr. Wagner’s agreement has an initial term ending on October 7, 2004, with automatic one year renewals unless the Company or Mr. Wagner provides written notice of non-renewal at least 90 days prior to the scheduled termination date.

•	Compensation. The agreement sets forth Mr. Wagner’s annual base salary of $400,000, and provides that such salary will be reviewed by the Compensation Committee at least annually, with adjustments to be made in accordance with the committee’s standard practices. The agreement also provides that Mr. Wagner will be eligible to receive an annual target bonus equal 50% of his base salary, the payment of which will be based on performance criteria to be agreed to by Mr. Wagner and the Compensation Committee.

•	Severance Benefits. The agreement provides that, subject to the performance by Mr. Wagner of his covenants in the agreement, including covenants not to compete with or solicit employees or customers of the Company for a specified period following the termination of his employment, and subject to Mr. Wagner’s execution of a satisfactory release of claims, Mr. Wagner will be entitled to the following severance and termination benefits:

i	Termination Without Cause. In the event that, during the term of the agreement, Mr. Wagner’s employment is terminated by the Company without “cause” or Mr. Wagner resigns with “good reason” (which includes a reduction in title, duties, responsibilities or compensation, with certain exceptions), Mr. Wagner will be entitled to (1) continued payment of salary through the scheduled termination of the agreement or for twelve months, whichever is longer, (2) payment of 100% of his target bonus for the then current year (to be paid on the date bonuses are paid to other executive officers of the Company, but in any event within one year) and (3) reimbursement of COBRA premiums for continued medical benefits for Mr. Wagner and his dependants through the scheduled termination of the agreement or for twelve months, whichever is longer (or until Mr. Wagner becomes eligible for medical coverage from another employer).

i	Termination in Connection with Change of Control. In the event that, during the term of the agreement, and within three months preceding or twelve months following a change of control of the Company, Mr. Wagner’s employment is terminated by the Company without “cause” or Mr. Wagner resigns with “good reason,” Mr. Wagner will be entitled to (1) continued payment of salary through the scheduled termination of the agreement or for eighteen months, whichever is longer, (2) payment of 150% of his target bonus for the then current year (to be paid on the date bonuses are paid to other executive officers of the Company, but in any event within one year) and (3) reimbursement of COBRA premiums for continued medical benefits for Mr. Wagner and his dependants through the scheduled termination of the term of the agreement or for eighteen months, whichever is longer (or until Mr. Wagner becomes eligible for medical coverage from another employer).

      Agreements with Other Executive Officers. In February 2005, each of the Named Executive Officers (other than Mr. Wagner, whose agreement is described above, and other than Ms. Sweeney and Mr. Paulus) and each of the other executive officers of the Company listed above under “Executive Officers,” entered into Executive Employment Agreements with the Company. The material terms and conditions of such Executive Employment Agreements are as follows:

•	Term. Each of the agreements has a term ending on December 31, 2006, with automatic one year renewals unless the Company or the executive provides written notice of non-renewal at least 90 days prior to the scheduled termination date. However, in the event of a change of control of the Company, the term of the agreements will extended until the first anniversary of such change of control, and will be subject to annual renewal (or termination) as described in the previous sentence on such anniversary and on each subsequent anniversary of the change of control thereafter.

•	Compensation. The agreements set forth the base salary for each of the executives, and provide that such salaries will be reviewed by the Compensation Committee at least annually, with adjustments to be made in accordance with the committee’s standard practices. The agreements also provide that the executives will be eligible to receive an annual target bonus, equal to a specified percentage of the executives’ base salary, the payment of which will be based on certain performance criteria to be developed by the Compensation Committee.

•	Severance Benefits. Each of the agreements provides that, subject to the performance by the executive of his or her covenants in such agreement, including covenants not to compete with or solicit employees or customers of the Company for a specified period following termination of the executive’s employment, and subject to the executive’s execution of a satisfactory release of claims, the executive will be entitled to the following severance and termination benefits:

i	Termination Without Cause. In the event that the executive’s employment is terminated by the Company without “cause” during the term of the agreement, the executive will be entitled to (1) continued payment of salary for six months following such termination, (2) payment of the pro-rated amount the executive’s target bonus for the then current year (to be paid on the date bonuses are paid to other executive officers of the Company, but in any event within one year) and (3) reimbursement of COBRA premiums for continued medical benefits for executive and his or her dependants for six months (or until the executive becomes eligible for medical coverage from another employer). In Mr. Keating’s case only, the continuation of salary benefit referred to in (1) above and the COBRA benefit referred to in (3) above are each twelve months in duration, but are otherwise the same as for the other executives.

i	Termination in Connection with Change of Control. In the event that, within three months preceding and twelve months following a change of control of the Company, the executive’s employment is terminated without “cause” or the executive resigns with “good reason” (which includes a reduction in title, duties, responsibilities or compensation, with certain exceptions), then the executive will be entitled to (1) continued payment of salary for twelve months following such termination or resignation, (2) payment of the pro-rated amount the executive’s target bonus for the then current year (to be paid on the date bonuses are paid to other executive officers of the Company, but in any event within one year), (3) reimbursement of COBRA premiums for continued medical benefits for the executive and his or her dependants for twelve months (or until the executive becomes eligible for medical coverage from another employer) and (4) full acceleration of vesting of all equity incentive awards granted to the executive during the term of the agreement.

i	Non-Renewal of Employment Agreement Term by Company. In the event that the Company chooses not to renew the term of the employment agreement, then the executive will be entitled to (1) continued payment of salary for three months following termination of employment and (2) reimbursement of COBRA premiums for continued medical benefits for the executive and his or her dependants for three months (or until the executive becomes eligible for medical coverage from another employer).

Securities Authorized for Issuance under Equity Compensation Plans. The following table provides certain information concerning our equity compensation plans as of December 31, 2004.

				Number of Securities
				Remaining Available for
	Number of Securities to	Weighted-Average		Future Issuance Under Equity
	be Issued Upon	Exercise Price of		Compensation Plans
	Exercise of Outstanding	Outstanding Options,		(Excluding Securities Reflected
Plan Category	Options and Rights	Warrants and Rights		in the First Column)

Equity compensation plans approved by security holders(1)	3,434,146	$4.65	(2)	5,839,881	(3)
Equity compensation plans not approved by security holders(4)	2,251,997	$4.18		842,999

Total	5,686,143	$4.47		6,682,880

(1)	Information is provided with respect to our 1997 Stock Plan, 1999 Director Stock Option and 1999 Employee Stock Purchase Plan.

(2)	We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under our 1999 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under our 1999 Employee Stock Purchase Plan. The 1999 Employee Stock Purchase Plan provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock at the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.

(3)	This amount includes 4,159,920 shares available for future issuance under our 1997 Stock Plan, 694,083 shares available for future issuance under our 1999 Director Stock Option Plan and 985,878 shares available for future issuance under our 1999 Employee Stock Purchase Plan as of December 31, 2004. The number of shares available for future issuance under our 1997 Stock Plan is automatically increased each year by an amount equal to the lesser of (i) 1,224,000 shares, (ii) 5% of the number of outstanding shares of common stock of the Company, or (iii) a lesser amount determined by the Board. The number of shares available for future issuance under the 1999 Director Stock Option Plan is automatically increased each year by an amount equal to the lesser of (i) 200,000 shares, (ii) 1% of the number of outstanding shares of common stock of the Company, or (iii) a lesser amount determined by the Board. The number of shares available for future issuance under the 1999 Employee Stock Purchase Plan is automatically increased each year by an amount equal to the lesser of (i) 500,000 shares, (ii) 2% of the number of outstanding shares of common stock of the Company, or (iii) a lesser amount determined by the Board.

(4)	Information is provided with respect to our 2000 Nonstatutory Stock Option Plan. A description of the 2000 Nonstatutory Stock Option Plan follows below.

   2000 Nonstatutory Stock Option Plan. In September 2000, our Board adopted the 2000 Nonstatutory Stock Option Plan (the “NSO Plan”). The Board of Directors is authorized to administer the NSO Plan. The Board has delegated to the Compensation Committee authority to administer certain aspects of the NSO Plan. The Board and the Compensation Committee have the authority to select the recipients of options under the NSO Plan, provided that no options will be issued under the NSO Plan to directors or executive officers of the Company. The Board and the Compensation Committee also have the authority to determine (i) the number of shares of common stock covered by such options, (ii) the dates upon which such options become exercisable, (iii) the exercise price of options (which may not be less than the fair market value of the common stock on the date of grant), and (iv) the duration of the options (which may not exceed 10 years). The Board generally is authorized to amend, alter, suspend or terminate the NSO Plan at any time, but no amendment, alteration, suspension or termination of the NSO Plan may adversely affect any option previously granted under the plan without the written consent of the optionee.

Comparison of Total Cumulative Stockholder Return
      The following graph compares the cumulative total return to holders of our common stock with the cumulative total return on the Nasdaq Stock Market Composite Index-U.S. and the RDG Software Composite Index. The graph assumes that $100 was invested in our common stock and in the indices shown below on February 10, 2000, the date of our initial public offering, and assumes reinvestment of dividends. No dividends have been declared or paid on our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

	Cumulative Total Return

	2/00	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02	3/03	6/03	9/03	12/03	3/04	6/04	9/04	12/04

Quovadx, Inc.	100.00	46.00	17.20	14.40	16.40	21.30	43.20	39.84	29.28	26.59	20.10	4.48	7.74	6.18	8.74	12.10	15.68	11.78	3.58	6.11	7.65

Nasdaq Stock Market (U.S.)	100.00	110.40	95.65	80.47	62.33	52.81	53.42	34.76	47.02	46.35	35.76	29.09	27.29	24.47	30.39	37.07	39.65	42.73	41.03	39.06	41.88

RDG Software Composite	100.00	115.47	100.61	96.91	67.40	52.30	68.76	43.12	57.56	53.69	41.88	31.99	39.42	37.68	43.34	46.23	49.44	46.88	50.14	47.10	53.93

*	$100 invested on 2/10/00 in stock or on 1/31/00 in index - including reinvestment of dividends. Fiscal year ending December 31.

Report of the Compensation Committee of the Board of Directors
Introduction. The Quovadx, Inc. Board of Directors’ Compensation Committee (the “Compensation Committee”) has overall responsibility for approving and evaluating the executive officer compensation, plans, policies and programs.
      The Compensation Committee reviews and makes recommendations to the Company’s Board regarding the compensation of the Chief Executive Officer of the Company (“CEO”). The CEO does not take part in this review or recommendation. The Compensation Committee also reviews and approves compensation of the other executive officers. The CEO does take part in these reviews and recommendations. The Compensation Committee’s responsibility encompasses the annual base salary, the annual incentive bonus, including the specific goals and amount, equity compensation, employment agreements, severance arrangements, and change in control agreements/provisions, and any other benefits, compensation or arrangements.
      For 2004 executive compensation decisions, the members of the Compensation Committee were Mr. Cowherd (Chair), Mr. Brown, Mr. Hoover, Mr. Krauss and Mr. Roesslein. None of them is an employee of the Company and each of them qualifies as a non-employee director for the purpose of Rule 16b-3 under the Securities and Exchange Act of 1934, an outside director for the purpose of Rule 163(m) of the Internal Revenue Code and an independent director as defined by Nasdaq and SEC, as required by the committee’s charter.
General Executive Compensation Policies. The philosophy of the Compensation Committee is to provide compensation to the Company’s executive officers in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide incentives for such persons to perform to the best of their abilities for the Company, to promote the success of the Company’s business and to drive shareholder value.
      During 2004, as a result of the departure of Ms. Sweeney and Ms. Scherping from the Company, the Board retained an acting CEO and an acting CFO. Compensation paid to these individuals during this interim appointment was designed to attract experienced executives during a period when the Company was under investigation by the SEC and resisting a delisting action by Nasdaq, and to motivate them to improve the Company’s prospects during a difficult period. Compensation for other key executives during 2004 was designed to minimize turnover and recognize new responsibilities resulting from the Company’s reorganization around the three operating divisions.
Use of Outside Consultants. The Compensation Committee employs an outside compensation consultant to assist it in fulfilling its charter. The consultant is an independent advisor to the Compensation Committee. The Compensation Committee selects the consultant and approves any related financial arrangement.
Components of Compensation. During 2004, the Company’s executive compensation consisted of three primary components: base salary, short term annual cash incentives, and long term incentives in the form of stock options. The Compensation Committee sets components of compensation after reviewing competitive compensation data provided by its compensation consultant. Such data is extracted from information on companies deemed to be comparable to Quovadx in terms of size and industry characteristics.
   Base Salary. The Compensation Committee reviews executive base salaries each year. Base salaries are targeted between the 50th and 75th percentile of salaries for similar positions at the benchmark companies. The Compensation Committee makes annual adjustments to base salaries, if appropriate and merited, after considering both quantitative and qualitative factors such as Company performance, individual executive performance, changes in executives’ responsibilities and changes in the marketplace. Base salaries in 2004 also reflected preexisting employments agreements with Messrs Paulus and Zajac, assumed in the 2003 merger. Base salary for Mr. Isaacson reflected a preexisting employment agreement, as adjusted by Ms. Sweeney in March of 2004. Additionally, in the case of Mr. Keating, while he held the position of acting CFO from April 2004 through February 10, 2005 (when he became the Company’s full time CFO), his salary was negotiated with Tatum CFO Partners, LLP (“Tatum Partners”), through which Mr. Keating was employed; 16 2/3% of his salary was paid to Tatum Partners. Tatum Partners has no other relationship with the Company.

   Short-Term Incentive. Short term incentives link executive rewards directly to annual performance results, are tied to the achievement of certain performance standards or to reward outstanding service or achievement, are paid in cash and are variable in amounts. For 2004, cash bonuses were awarded on a discretionary basis based on achievement of individual goals set by Mr. Wagner. Bonuses paid to Mr. Keating were negotiated at the time he was retained as acting CFO and were tied to timely filing of SEC periodic reports, timely completion of the Sarbanes-Oxley 404 certification and audit, and other goals linked to the Company’s financial health and stability. Twenty-five percent of Mr. Keating’s 2004 bonus was paid to Tatum Partners.
   Long Term Incentive. The Company believes that executive compensation should be linked to long term results and the creation of shareholder value. To achieve this, the Company maintains an equity-based long term incentive program in order to align the long-term interests of executives with those of shareholders. Executive officers are awarded options to purchase shares of the Company’s common stock under the Company’s Amended and Restated 1997 Stock Plan (the “1997 Stock Plan”), which has been approved by our stockholders. The Compensation Committee considers the executive’s position with the Company, his or her responsibilities and performance and the practices at similar companies, as well as the executive’s existing level of equity ownership in the Company. The Compensation Committee also considers the recommendation of Mr. Wagner in connection with each option grant to key executives. Each option grant allows an executive to acquire shares of the Company’s common stock over a period of time, generally ten years, at a fixed price per share, which is the fair market value of a share of the Company’s common stock on the date of the grant. The Compensation Committee annually reviews executives’ long-term incentives. Specifically, in 2004, the Company granted an aggregate of 1,320,000 options to key executives (excluding the grants to Mr. Wagner described below) to retain and motivate them during a period of transition, and in recognition of the achievement of certain individual and corporate objectives.
Chief Executive Officer Compensation. In determining the compensation structure for the CEO, the Compensation Committee applies a similar philosophy as that used to compensate other officers. The Compensation Committee believes that the CEO should have a significant portion of his or her total compensation at risk.
      Harvey A. Wagner was retained as acting President and CEO of the Company effective May 1, 2004, and he was employed as the Company’s full time President and CEO effective October 8, 2004. In establishing Mr. Wagner’s compensation, the Compensation Committee evaluated a number of factors, including data for chief executive officers of similar companies, information provided by the committee’s independent compensation consultant and other factors including a desire to motivate Mr. Wagner to change his status from acting to full-time CEO.
      Mr. Wagner’s actual salary for the period May 1, 2004 through December 31, 2004 was $314,154. On May 1, and June 28, 2004, Mr. Wagner received grants of options to purchase 100,000 and 50,000 shares, respectively, of the Company’s common stock under the 1997 Stock Plan, at exercise prices of $2.37 and $1.12 per share, respectively, with such covered shares vesting 100% on October 8, 2004. Additionally, on October 8, 2004, in connection with the execution of a contract describing the conditions of his full-time employment, Mr. Wagner received an option grant to purchase 825,000 shares of the Company’s common stock under the 1997 Stock Plan at an exercise price of $1.83 per share, with 200,000 of the covered shares vesting on November 1, 2004, and 1/36 of the remaining 625,000 covered shares vesting each month thereafter for three years.
      Mr. Wagner’s employment contract provides for an annual salary of $400,000. In addition, Mr. Wagner will be eligible to receive a bonus targeted at 50% of his base pay payable upon performance measurements related to the Company’s annual operating plan as determined by the Compensation Committee. The actual bonus paid may be higher or lower than the target bonus for over- or under-achievement of the Compensation Committee’s performance criteria. Additionally, Mr. Wagner receives $6,500.00 per month for expenses incurred in maintaining a residence near the Company’s Colorado headquarters.

      The foregoing report is respectfully submitted by the undersigned members of the Compensation Committee.

J. Andrew Cowherd (Chair)
Fred L. Brown
James B. Hoover
Jeffrey M. Krauss
Charles J. Roesslein
Compensation Committee Interlocks and Insider Participation
      As noted above, the Compensation Committee is comprised solely of independent directors. None of its members is, or formerly was, an officer or an employee of Quovadx. No executive officer of Quovadx serves as a member of the compensation committee (or equivalent), or on the board of directors of any entity (other than Quovadx), that has one or more executive officers serving as a member of our Board or Compensation Committee, nor has any such interlocking relationship existed during 2004.
Certain Relationships and Related Transactions
      Other than the director and executive officer compensation arrangements described elsewhere in this proxy statement and the transaction described below, there has not been since the beginning of our last fiscal year, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party, in which the amount involved exceeds $60,000, and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of these people had or will have a direct or indirect material interest.
      During 2004, we paid $2,563,912 in legal fees to the law firm of Wilson Sonsini Goodrich & Rosati, which performs legal services for the Company. Mr. Arthur F. Schneiderman, a partner of this law firm, served as the corporate secretary of the Company during 2004.
      In March 2002, we completed the sale of assets of our Advica Health Resources subsidiary to Royal Health Care of Long Island, LLC, d/b/a Royal Health Care (“Royal”) for $475,000 in cash and 4.6% of the outstanding equity in Royal. In conjunction with the sale, Quovadx and Royal signed a seven-year, $5 million application service provider agreement. In the second quarter of 2004, we sold our minority equity investment in Royal. The sale price was $3.1 million, paid in cash, was received on June 29, 2004. The Company recorded a $1.2 million gain on the sale of this asset. On December 31, 2004 the Company sold the assets of its Albuquerque, New Mexico Data Center and its Managed Care Transaction Manager (“MCTM”) system. This hosting service center and MCTM system no longer fit into the Company’s new business strategy because they represented a niche area of the healthcare payer segment which is not an area of strategic growth. The assets were sold to Royal Health Care Data Center, LLC (“Royal Data Center”), a subsidiary of Royal, for $1.9 million in cash. A gain of $0.4 million was recognized on the sale. Royal is a management services organization serving New York healthcare organizations. Mr. Jeffrey M. Krauss, the Chair of our Board, is also a member of the board of managers of Royal, where he represents the membership interests of the New York City Investment Fund. He is also a member of the board of directors of Royal Healthcare of New York LLC, the parent of Royal Data Center. Mr. Krauss maintained a strict policy of confidentiality and personal exclusion from all financial matters associated with each of these transactions and disclosed his relationships to both boards during all deliberations.
      In August 2003, we acquired our WebAccel software from CMI Corporate Marketing, Inc. (d/b/a CompuFlex International) (“Compuflex”). Mr. Cory Isaacson, our executive vice president and the president of our Rogue Wave division, is the sole stockholder of Compuflex. Compuflex has received, and it will continue to receive, royalty fees of $0.5 million over two years from us in accordance with the terms of the purchase agreement. In 2004, we paid Compuflex $250,000 in royalty payments. There are eight payments left to be made in 2005. We made three payments totaling $62,500 to Compuflex in the first quarter of 2005. We will make five payments totaling $104,165 to Compuflex in the second and third quarters of 2005. In addition,

Compuflex provided subcontractor services to us in 2004, with total payments of $12,752. These subcontractor services were discontinued as of September 30, 2004.
Report of the Audit Committee of the Board of Directors
      The Quovadx, Inc. Board of Directors’ Audit Committee (the “Audit Committee”) is currently comprised of four directors who are not employees of Quovadx, Inc. All members of the Audit Committee meet the criteria for independence as currently defined in Rule 4200(a)(15) of the listing standards of the National Association Securities Dealers, Inc. (“NASD”).
      During 2004, the Audit Committee was composed of Messrs. Krauss, Brown, Gilbert and Roesslein and operated under its written charter, as adopted by the Board. The Audit Committee’s amended charter (“Charter”) is attached as Appendix A to this proxy statement. The Audit Committee reviews and assesses the adequacy of its Charter on an annual basis, or more frequently as needed. In 2004, among other business, the Audit Committee adopted its complaint procedures policy for financial, accounting and audit matters and its internal procedures for handling complaints consistent with the established procedures.
      The Audit Committee held nine meetings and acted nine times by unanimous written consent during 2004. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s management (“Management”) and between the Audit Committee and the Company’s independent registered public accounting firm, Ernst & Young, LLP (“Ernst & Young”). During these meetings, the Audit Committee reviewed and discussed the Company’s audited financial statements with Management and Ernst & Young.
      The discussions with Ernst & Young also included the matters required to be discussed by (1) Statements on Auditing Standards (SAS) No. 61 (Communication with Audit Committees), as amended by SAS No. 89 (Audit Adjustments), and SAS No. 90 (Audit Committee Communications) (Codification of Statements on Auditing Standard, AU 380), (2) SAS No. 99 (Consideration of Fraud in a Financial Statement Audit) and (3) SEC rules discussed in Final Releases Nos. 33-8183 and 33-8183a. The Audit Committee received from Ernst & Young written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees.” This information was discussed with Ernst & Young. The Audit Committee also has considered whether the provision of the non-audit services described below by Ernst & Young is compatible with maintaining its independence and has concluded that it is.
      In reliance on the above-referenced reviews and discussions, and the report of the Company’s independent auditors, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form  10-K for the year ended December 31, 2004 for filing with the SEC.
      The foregoing report is respectfully submitted by the undersigned members of the Audit Committee.

Jeffrey M. Krauss (Chair)
Fred L. Brown
James A. Gilbert
Charles J. Roesslein
PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee of the Board has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2005. Services provided to Quovadx and its subsidiaries by Ernst & Young during the fiscal year ended December 31, 2004 are described under “Audit and Related Fees for Fiscal 2004 and 2003” below. Representatives of Ernst &

Young will be present at the meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.
Audit and Related Fees for Fiscal 2004 and 2003. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company’s independent registered public accounting firm. In addition to retaining Ernst & Young to audit the Company’s consolidated financial statements for 2004, the Audit Committee retained Ernst & Young to provide other auditing and advisory services in 2004. The Audit Committee understands the need for Ernst & Young to maintain objectivity and independence in its audits of the Company’s financial statements. The Audit Committee has reviewed all non-audit services provided by Ernst & Young in 2004 and has concluded that the provision of such services was compatible with maintaining Ernst & Young’s independence in the conduct of its auditing functions.
      To help ensure the independence of the independent registered public accounting firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent registered public accounting firm. Pursuant to this policy, all audit and non-audit services to be performed by the independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.
      Aggregate fees billed to the Company and its subsidiaries for the fiscal years ended December 31, 2004 and 2003 by Ernst & Young were as follows:

	2004	2003

Audit Fees(a)	$928,540	$931,796
Audit-Related Fees(b)	20,000	39,510

Total Audit and Audit-Related Fees	948,540	971,306
Tax Fees(c)	77,135	181,759
All Other Fees	0	0

Total Fees	$1,025,675	$1,153,065

(a)	This category includes fees for the audit of Quovadx’s annual financial statements for the years ended December 31, 2004 and 2003, review of financial statements included in Quovadx’s Form 10-Q Quarterly Reports filed during 2004 and 2003, review of 404 internal control over financial reporting, and services that are normally provided by the independent registered public accounting firm with statutory and regulatory filings or engagements for both fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and the preparation of an annual “management letter” on internal control matters. Audit fees for 2003 include $305,756 related to the Company’s restatement of its financial results for the years ended December 31, 2003 and 2002.

(b)	This category includes fees for employee benefit plan audits, due diligence services and audits related to acquisitions.

(c)	This category includes fees for tax consulting services (e.g., Federal, state and local tax planning or preparation for the Company and its subsidiaries and technical tax advice).
Vote Required and Recommendation of the Board of Directors. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005 requires the affirmative vote of a majority of the shares of Quovadx common stock present in person or represented by proxy and entitled to be voted at the meeting. Abstentions have the same effect as a vote against the proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.
      Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.
Other Matters
      We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no stockholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board intends to present at the meeting is as set forth in this proxy statement.
      If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

Jeffrey M. Krauss
Chairman of the Board of Directors
Englewood, Colorado
May 9, 2005

APPENDIX A
CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
QUOVADX, INC.
(As amended on April 28, 2004)
      The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company’s internal and external auditors.
      The members of the Audit Committee shall be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. Each member of the Audit Committee will meet the independence and experience requirements of the Nasdaq National Market. In particular, (1) each member will be an independent director (as defined in Nasdaq Marketplace Rule 4200(a)(15) and as defined in Rule 10A-3(b)(1) of the Exchange Act, (2) no member will have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, (3) each member will be able to read and understand fundamental financial statements, and (4) at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight.
      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Company shall provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.
      The Audit Committee shall make regular reports to the Board.
      The Audit Committee Policies and Guidelines for Pre-Approval of Independent Auditor Services, attached as Annex A, are incorporated into this Charter.
      The Audit Committee shall have direct responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and each such firm must report directly to the Audit Committee,
      Without limiting the foregoing, the Audit Committee to the extent it deems necessary or appropriate shall:
Financial Statement and Disclosure Matters
      1. Review with management and the independent auditor, before release, the audited financial statements and disclosures made in management’s discussion and analysis and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.
      2. Direct the Company’s independent auditor to review, and review with management and the independent auditor, before filing with the SEC, the Company’s Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

      3. Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.
      4. Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.
      5. Review and discuss with management and the independent auditor the effect of regulatory and accounting initiatives on the Company’s financial statements.
      6. Discuss with the Company’s independent auditor the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented, relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
      7. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.
      8. Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
Oversight of the Company’s Relationship with the Independent Auditor
      9. Provide oversight and monitor Company management and the independent auditor and their activities with respect to the Company’s financial reporting process.
      10. Have sole responsibility for the selection and, where appropriate, replacement of the Company’s independent auditor.
      11. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.
      12. Review and approve the fees to be paid to the independent auditor for audit services and for tax-consulting services in accordance with Annex A; in no event shall the company’s designated independent auditor be retained for any non-audit, non-tax related consulting services
      13. Review the independent auditor’s proposed audit scope, approach and independence.
      14. Review the performance of the independent auditor, who shall be accountable to the Audit Committee.
      15. Request from the independent auditor a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.
      16. Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company’s audit team.
      17. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.
Compliance Oversight Responsibilities
      18. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.
      19. Obtain reports from management and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with legal requirements and the Company’s Code of Business

Conduct and Ethics. Review and approve all related-party transactions. A related-party is one who can exercise control or significant influence over another party, to the extent that one of the parties may be prevented from pursuing its own separate interests. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.
      20. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
      21. Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.
      22. Provide a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A.
      23. Review the Audit Committee’s own structure, processes and membership requirements and the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.
      24. Perform such other duties as may be requested by the Board of Directors.
      Meetings/Minutes: The Audit Committee will meet at least quarterly or more frequently as circumstances dictate. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Audit Committee Charter — Annex A
Policies and Guidelines of Quovadx, Inc. Audit Committee
for
Pre-Approval of Independent Auditor Services
      The Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor to assure that the provision of such services does not impair the auditor’s independence.

•	General and Separate Approvals/ Term. The Committee may grant a general pre-approval for certain recurring services and related fees. Unless a general pre-approval has been granted, the Committee must grant a separate pre-approval before proposed services can be commenced by the independent auditor. Additionally, any proposed services expected to exceed pre-approved cost levels will require separate pre-approval by the Audit Committee. The term of any pre-approval (whether general or separate) is 12 months from the date of pre-approval unless the Committee specifically provides for a different period. The Committee periodically will review and revise the list of pre-approved services taking into account subsequent events and determinations.

•	Delegation: The Committee may delegate pre-approval authority to one or more of its members. Such member or members will report any pre-approval decisions to the Committee at its next regularly scheduled meeting. The Committee does not delegate its responsibilities to pre-approve independent auditor services to management.

•	Audit Services: The annual audit services (including statutory audit engagements as required under local country laws) engagement terms and fees are subject to separate pre-approval of the Committee. The independent auditor will provide the Committee with an engagement letter prior to the Committee’s July meeting each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee at its July Committee meeting. The Committee will approve any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters, as necessary.

In addition to the annual audit services engagement approved by the Committee, the Committee may grant pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Unless generally pre-approved, these other audit services must be separately pre-approved.

•	Audit-Related Services: Audit related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statement and that are traditionally performed by the independent auditor. The Committee believes that the provision of audit-related services does not impair the independence of the auditor, and may generally pre-approve recurring audit related services; all other audit- related services must be separately pre-approved by the Committee.

•	Tax Services: The Committee believes that the independent auditor can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. The Committee will not, however, permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may generally pre-approve recurring tax services; all other tax services must be separately pre-approved.

•	All Other Services: The Committee may grant pre-approval to those permissible non-audit services that it believes are routine and recurring services, and would not impair the independence of the auditor. All such services must be separately pre-approved by the Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance will control and should be consulted to determine the precise definitions of these services and the applicability of exceptions to prohibitions.

•	Pre-Approval Fee Levels: Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Committee. Any proposed services exceeding these levels will require separate pre-approval by the Committee.

•	Supporting Documentation: With respect to each proposed pre-approved services, the independent auditor will provide detailed back-up documentation, which will be provided to the Committee, regarding the specific services to be provided.

Audit Committee Pre-approval Policy and Guidelines
Exhibit 1
Prohibited Services
      The following non-audit services are prohibited by the SEC from being performed by an independent auditor at any point during the audit and professional engagement period:

(i) Bookkeeping or other services related to the accounting records or financial statements of the audit client. Any service, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements, including:

(A) Maintaining or preparing the audit client’s accounting records;

(B) Preparing the audit client’s financial statements that are filed with the Commission or that form the basis of financial statements filed with the Commission; or

(C) Preparing or originating source data underlying the audit client’s financial statements.

(ii) Financial information systems design and implementation. Any service, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements, including:

(A) Directly or indirectly operating, or supervising the operation of, the audit client’s information system or managing the audit client’s local area network; or

(B) Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the audit client’s financial statements or other financial information systems taken as a whole.

(iii) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports. Any appraisal service, valuation service, or any service involving a fairness opinion or contribution-in-kind report for an audit client, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

(iv) Actuarial services. Any actuarially-oriented advisory service involving the determination of amounts recorded in the financial statements and related accounts for the audit client other than assisting a client in understanding the methods, models, assumptions, and inputs used in computing an amount, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

(v) Internal audit outsourcing services. Any internal audit service that has been outsourced by the audit client that relates to the audit client’s internal accounting controls, financial systems, or financial statements, for an audit client unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

(vi) Management functions. Acting, temporarily or permanently, as a director, officer, or employee of an audit client, or performing any decision-making, supervisory, or ongoing monitoring function for the audit client.

(vii) Human resources.

(A) Searching for or seeking out prospective candidates for managerial, executive, or director positions;

(B) Engaging in psychological testing, or other formal testing or evaluation programs;

(C) Undertaking reference checks of prospective candidates for an executive or director position;

(D) Acting as a negotiator on the audit client’s behalf, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

(E) Recommending, or advising the audit client to hire, a specific candidate for a specific job (except that an accounting firm may, upon request by the audit client, interview candidates and advise the audit client on the candidate’s competence for financial accounting, administrative, or control positions).

(viii) Broker-dealer, investment adviser, or investment banking services. Acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an audit client, making investment decisions on behalf of the audit client or otherwise having discretionary authority over an audit client’s investments, executing a transaction to buy or sell an audit client’s investment, or having custody of assets of the audit client, such as taking temporary possession of securities purchased by the audit client.

(ix) Legal services. Providing any service to an audit client that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

(x) Expert services unrelated to the audit. Providing an expert opinion or other expert service for an audit client, or an audit client’s legal representative, for the purpose of advocating an audit client’s interests in litigation or in a regulatory or administrative proceeding or investigation. In any litigation or regulatory or administrative proceeding or investigation, an accountant’s independence shall not be deemed to be impaired if the accountant provides factual accounts, including in testimony, of work performed or explains the positions taken or conclusions reached during the performance of any service provided by the accountant for the audit client.

APPENDIX B
CHARTER FOR THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF
QUOVADX, INC.
(As Amended by the Board of Directors on April 14, 2005)
PURPOSE:
      The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Quovadx, Inc. (the “Company”) shall be to discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company.
      The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.
STATEMENT OF POLICY:
      The philosophy of the Compensation Committee is to provide compensation to the Company’s executive officers in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide incentives for such persons to perform to the best of their abilities for the Company, and to promote the success of the Company’s business.
COMMITTEE MEMBERSHIP AND ORGANIZATION:
      The Compensation Committee will be appointed by and will serve at the discretion of the Board. The Compensation Committee shall consist of at least two members. The members of the Compensation Committee shall meet the (i) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended and (iii) definition of independence as set forth in the applicable Nasdaq rules.
      The members of the Compensation Committee will be appointed by the Board. Compensation Committee members will serve at the discretion of the Board.
COMMITTEE RESPONSIBILITIES AND AUTHORITY:
      The responsibilities of the Compensation Committee include the following:

•	The Compensation Committee shall annually review and approve for the executive officers of the Company, and recommend to the Board for the CEO, (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements. Equity compensation arrangements involving executive officers that are “reporting persons” for purposes of Section 16 of the Exchange Act shall be reviewed and approved by the Compensation Committee such that the provisions of SEC Rule 16b-3 are complied with.

•	The Compensation Committee may make recommendations to the board with respect to incentive compensation plans.

•	The Compensation Committee may grant stock options, restricted stock and other equity incentives pursuant to the Company’s equity compensation plans, and may delegate such authority to grant stock options, restricted stock and other equity incentives to such officers of the Company as the Compensation Committee deems appropriate and consistent with this Charter.

B-1

•	The Compensation Committee shall have all responsibility for the Company’s 401(k) Plan, except the responsibility for plan funding of company contribution or the election of profit-sharing company contributions, which shall exceptions remain the responsibility of the Board. The Compensation Committee shall have the authority to delegate the daily maintenance of the plan to a management committee or committees appointed for that purpose operating under the Compensation Committee’s oversight.

•	At least once annually, the Compensation Committee shall report to the Board on the status of the Company’s 401(k) Plan.

•	The Compensation Committee may form and delegate authority to subcommittees when appropriate.

•	The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

•	The Compensation Committee shall annually review its own performance.

•	The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of CEO or executive officer compensation and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.
MEETINGS:
      The Compensation Committee will meet at least two times each year. The Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance.
MINUTES:
      The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.
REPORTS:
      In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Compensation Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Compensation Committee’s charter.
COMPENSATION:
      Members of the Compensation Committee shall receive such fees, if any, for their service as Compensation Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers and per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.
      Members of the Compensation Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

B-2

APPENDIX C
CHARTER FOR THE FINANCE COMMITTEE
OF THE BOARD OF DIRECTORS
OF
QUOVADX, INC.
(As adopted effective September 8, 2004)
PURPOSE:
      The purpose of the Finance Committee (the “Committee”) of the Board of Directors (the “Board” or “Board of Directors”) of Quovadx, Inc. (the “Company”) shall be to assist the Board in overseeing the financial affairs of the Company and review and make recommendations to the Board about the financial affairs and policies of the Company.
COMMITTEE MEMBERSHIP AND ORGANIZATION:
      Members of the Committee shall be appointed by and will serve at the discretion of the Board of Directors. The Committee shall consist of at least three members. Each member of the Committee shall meet (i) the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) the definition of independence as set forth in the applicable Nasdaq rules.
COMMITTEE AUTHORITY
      The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.
      The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.
COMMITTEE RESPONSIBILITIES:
      Subject to the provisions of the Company’s Code of Business Conduct and Ethics, the principal responsibilities and functions of the Committee are as follows:

1. Review and provide guidance to the full Board and management about:

•	Policies relating to the Company’s cash flow, cash management and working capital, shareholder dividends and distributions, share repurchases and investments;

•	Adjustments to the Company’s capital structure;

•	Capital and debt issuances;

•	Financial Strategies;

•	Working capital and cash flow management;

•	Polices for managing interest rate, foreign exchange, and investment risk;

•	The financial aspects of insurance and risk management;

•	Tax planning and compliance;

C-1

•	Proposed mergers, acquisitions, divestitures and strategic investments; and

•	Other transactions or financial issues that management desires to have reviewed by the Finance Committee.

2. Report annually to the Board on the insurance and risk management programs of the Company.

3. Designate the officers and employees of the Company who can execute documents and act on behalf of the Company in the ordinary course of business pursuant to previously approved banking, borrowing, and other financing arrangements.

4. At least annually, review and make recommendations about changes to the charter of the Committee.

5. Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.
MEETINGS:
      The Committee shall meet at least two times each year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee may establish its own schedule, which it will provide to the Board of Directors in advance for approval. The Committee will be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.
MINUTES:
      The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes the Board of Directors in the Minute Books of the Company.
REPORTS:
      The Committee shall report its actions and recommendations to the Board of Directors at its next quarterly meeting after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board of Directors for approval.
COMPENSATION:
      Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.
      Members of the Committee may not receive any compensation from the Company, except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

C-2

APPENDIX D
CHARTER FOR THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS
OF
QUOVADX, INC.
(As amended effective February 10, 2005)
PURPOSE:
      The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board” or “Board of Directors”) of Quovadx, Inc. (the “Company”) shall be to assist the Board in identifying qualified individuals to become members of the Board of Directors, in determining the composition of the Board of Directors and its committees, in monitoring process to assess the effectiveness of the Board of Directors, and in developing and implementing the Company’s corporate governance guidelines.
COMMITTEE MEMBERSHIP AND ORGANIZATION:
      Members of the Committee shall be appointed by and will serve at the discretion of the Board of Directors. The Committee shall consist of at least three members. Each member of the Committee shall meet (i) the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) the definition of independence as set forth in the applicable Nasdaq rules. The Committee shall adopt and operate pursuant to a charter.
COMMITTEE AUTHORITIES AND RESPONSIBILITIES:
      1. To lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval at the annual meeting.
      The Committee shall select individuals as director nominees who shall have the highest personal and professional ethics, integrity and values, who shall be committed to representing the long-term interests of the stockholders and capable of an objective perspective, who shall have mature judgment and experience at policy-making levels, who shall be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and who shall be committed to serve on the Board for an extended period of time. The Committee shall consider the current composition of the Board and select nominees that fit the perceived needs of the Board in terms of independence (as defined by the SEC and Nasdaq), background and experience with public company governance, finance, marketing, technology and market sectors in which the Company is doing business, as they are relevant to the Company’s then current activities.
      The Committee shall determine the current needs of the Board, and screen candidates to determine whether each nominee meets the general requirements. In the case of a stockholder nominee, before the Committee will screen the candidate the following information must be supplied: a current and complete CV, a statement of the candidate’s share ownership, a detailed statement of the proposed nominee’s qualifications to serve as a Director including the strengths they would bring to the Board and ten (10) references, including both professional and personal references. If this information is supplied, the Committee will subject the candidate to a similar screening process as is used for an internal nomination.
      2. To review the Board of Director’s committee structure and to recommend to the Board of Directors for its approval directors to serve as members of each committee. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

      3. To develop and recommend to the Board of Directors for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.
      4. To develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations.
      5. To review on an annual basis compensation for the directors serving on the Board of Directors and its committees.
      6. To review it charter annually, or more often as necessary, and make any changes that the Committee in its sole discretion deems necessary and proper.
      7. The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion, subject to the approval of the Board of Directors and budget limitation set by the Board of Directors.
COMMITTEE CHAIR RESPONSIBILITIES:
      1. With regard to each nominee approved by the Committee for inclusion on the Company’s proxy card (other than nominees who are executive officers or who are directors standing for re-election), Committee Chair shall track information as to which one or more of the following categories of persons or entities recommended that nominee: stockholder, non-management director, chief executive officer, other executive officer, third-party search firm or other specified source.
      2. If the Company pays a fee to any third party to identify or evaluate or assist in identifying or evaluating, potential nominees, the Committee Chair shall track disclosure information regarding the function performed by the third party.
      3. If the Committee received, by a date not later than the 120th calendar day before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, a recommendation of a candidate from a stockholder (or group of stockholders) that beneficially owned more than 5% of the Company’s voting common stock for at least one year as of the date the recommendation was made, the Committee Chair shall track information regarding identification of the candidate and the stockholder or group that recommended the candidate and disclosure information as to whether the Committee chooses to nominate the candidate. However, if the stockholder and candidate do not, at the time of recommendation, provide to the Company their written consent and, in the case of the stockholder, proof of required share ownership, neither identification nor disclosure is required.
MEETINGS:
      The Committee shall meet at least two times each year. The Committee may establish its own schedule, which it will provide to the Board of Directors in advance for approval. A quorum, consisting of a majority of the members of the Committee, must be present, in person or telephonically, at each meeting.
MINUTES:
      The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes the Board of Directors in the Minute Books of the Company.
REPORTS:
      The Committee shall report its actions and recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board of Directors for approval.

COMPENSATION:
      Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.
      Members of the Committee may not receive any compensation from the Company, except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DETACH HERE

PROXY

QUOVADX, INC.

6400 South Fiddler’s Green Circle
Suite 1000,
Englewood, Colorado 80111

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harvey A. Wagner and Linda K. Wackwitz, and each of them, as proxy holders and attorneys-in-fact of the undersigned with full power of substitution to vote all shares of stock that the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders of Quovadx, Inc., to be held on Thursday, June 23, 2005, beginning at 9:00 a.m., local time, at The Plaza Events Center, Plaza IV, located at 6400 South Fiddler’s Green Circle, Englewood, Colorado 80111, and at any continuation or adjournment thereof, with all the powers that the undersigned would have if personally present at the meeting.

The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting and Proxy Statement, dated May 9, 2005, (2) a copy of the Annual Report of Quovadx, Inc. on Form 10-K for the fiscal year ended December 31, 2004, and (3) a copy of Amendment No. 1 to the Annual Report of Quovadx, Inc. on Form 10-K/A for the fiscal year ended December 31, 2004. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Quovadx, gives notice of such revocation.

This proxy when properly executed will be voted in accordance with the specifications made by the undersigned stockholder. WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED “FOR” EACH NOMINEE SET FORTH BELOW, AND “FOR” THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

QUOVADX, INC.
C/O MELLON INVESTOR SERVICES, LLC
85 CHALLENGER ROAD
RIDGEFIELD PARK, NJ 07660

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE FOLLOWING:

1.	Election of three Class III directors to serve for a three-year term that expires at the 2008 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Nominees:

(01) James A. Gilbert
(02) Jeffrey M. Krauss
(03) Harvey A. Wagner

	☐	☐
FOR ALL NOMINEES			WITHHELD FROM ALL NOMINEES

☐

FOR all nominees except those written on the line above

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2005.	☐	☐	☐

3.	With discretionary authority, upon such other matters as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

Signature:	Date:	Signature:	Date: